                                                                 EXHIBIT 10.21

                          FOURTH AMENDMENT TO FIRST
                    AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment"), dated and effective as of February 7,2002, by and among the lenders listed on the signature pages hereof (the "Lenders"), CLUBCORP, INC., a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

        A. The Borrower, the Lenders, certain co-agents, certain managing agents and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of September 24, 1999, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated as of November 5, 1999, that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of December 20, 2000, and that certain Third Amendment and Waiver to First Amended and Restated Credit Agreement, dated as of December 25, 2001 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

        B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

        1.      Amendments.

        (a)     The definition of "Acquisition Consideration" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                "Acquisition Consideration" means the consideration given by the Borrower or any of its Subsidiaries for an Acquisition, including but not limited to the sum of (without duplication) (a) the fair market value of any cash, property (including Redeemable Stock) or services given, plus (b) consideration paid with proceeds of Indebtedness permitted pursuant to this Agreement, plus (c) the amount of any Indebtedness, accounts payable and accrued expenses assumed, incurred or guaranteed in connection with such Acquisition by the Borrower or any of its Subsidiaries; provided, however, notwithstanding anything above to the contrary, the Coto de Caza Payment shall not be Acquisition Consideration.

        (b)     The definition of "Applicable Base Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                "Applicable Base Rate Margin" means the following per annum percentages, applicable in the following situations:


                                                  Revolving      Facility A   Facility B
                                                    Credit        Term Loan    Term Loan
                            Applicability          Advances       Advances     Advances
                            -------------          --------       --------     --------

               (a)   The Leverage Ratio is less      1.000          1.000        2.500
                     than 2.50 to 1

               (b)   The Leverage Ratio is           1.250          1.250        2.500
                     greater than or equal to 2.50
                     to 1 but less than 3.00 to 1

               (c)   The Leverage Ratio is           1.500          1.500        2.500
                     greater than or equal to 3.00
                     to 1 but less than 3.50 to 1

               (d)   The Leverage Ratio is           1.750          1.750        2.500
                     greater than or equal to 3.50
                     to 1 but less than 4.00 to 1

               (e)   The Leverage Ratio is           2.000          2.000        2.500
                     greater than or equal to 4.00
                     to 1 but less than 4.50 to 1

               (f)   The Leverage Ratio is           2.250          2.250        2.750
                     greater than or equal to 4.50
                     to 1 but less than 5.00 to 1

               (g)   The Leverage Ratio is           2.500          2.500        3.000
                     greater than or equal to 5.00
                     to 1 but less than 5.25 to 1

               (h)   The Leverage Ratio is           2.750          2.750        3.250
                     greater than or equal to 5.25
                     to 1

        The Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Months preceding the date of determination); provided, that each adjustment in the Applicable Base Rate Margin shall be effective on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1 or 6.2 as applicable, hereof and the Compliance Certificate required pursuant to section 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.25 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the above, until such time as the Lenders have received the financial statements required for the fourth Fiscal Quarter of the Borrower's 2001 Fiscal Year and related Compliance Certificate, the Applicable Margin shall be determined as if the Leverage Ratio is greater than or equal to
        4.50 but less than 5.00 to 1.

        (c)     The definition of "Applicable LIBOR Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                "Applicable LIBOR Rate Margin" means the following per annum percentages, applicable in the following situations:

                                                  Revolving   Facility A     Facility B
                                                   Credit      Term Loan     Term Loan
                            Applicability         Advances      Advances      Advances
                            -------------         -------       --------      --------
               (a) The Leverage Ratio is less       1.875          2.250         3.750
                   than 2.50 to 1

               (b) The Leverage Ratio is            2.000          2.500         3.750
                   greater than or equal to 2.50
                   to 1 but less than 3.00 to 1

               (c) The Leverage Ratio is            2.250          2.750         3.750
                   greater than or equal to 3.00
                   to 1 but less than 3.50 to 1

               (d) The Leverage Ratio is            2.500          3.000         3.750
                   greater than or equal to 3.50
                   to 1 but less than 4.00 to 1

               (e) The Leverage Ratio is            2.750          3.250         3.750
                   greater than or equal to 4.00
                   to 1 but less than 4.50 to 1

               (f) The Leverage Ratio is            3.000          3.500         4.000
                   greater than or equal to 4.50
                   to 1 but less than 5.00 to 1

               (g) The Leverage Ratio is            3.250          3.750         4.250
                   greater than or equal to 5.00
                   to 1 but less than 5.25 to 1

               (h) The Leverage Ratio is            3.500          4.000         4.500
                   greater than or equal to 5.25
                   to 1



        The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Months preceding the date of determination); provided, that each adjustment in the Applicable LIBOR Rate Margin shall be effective on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to
        Section 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.25 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the above, until such time as the Lenders have received the financial statements required for the fourth Fiscal Quarter of the Borrower's 2001 Fiscal Year and related Compliance Certificate, the Applicable Margin shall be determined as if the Leverage Ratio is greater than or equal to 4.50 to 1 but less than 5.00 to 1.

        (d)     The definition of "Capital Expenditures" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

                "Capital Expenditures" means, for any period, the aggregate amount of all purchases and expenditures of the Borrower and its Subsidiaries that are required to be capitalized for financial reporting purposes in accordance with GAAP, and in any event shall include the aggregate amount of items leased or acquired in respect of Capital Lease Obligations at the cost of the item, and the acquisition of realty, tools, equipment and fixed assets, and any deferred costs associated with any of the foregoing (but excluding interest capitalized in accordance with GAAP in respect of Capital Lease Obligations).

        (e)     The definition of "Collateral Documents" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

                "Collateral Documents" means the Pledge Agreements, the Mortgages, the Security Agreements and any other document under which a security interest in the Collateral is granted and any document related thereto.

        (f) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and (ii) equity in joint venture net income, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) depreciation and amortization, plus (c) interest expense (including but not limited to interest expense pursuant to Capitalized Lease Obligations), plus (d) to the extent included in determining Pretax Net Income, nonrecurring, non-cash charges, minus (e) to the extent included in determining Pretax Net Income, non-recurring credits, plus (1) cash distributions received from any Person the financial results of which are not consolidated with the financial results of the Borrower pursuant to GAAP, plus (g) without duplication, to the extent included in determining Pretax Net Income, non-cash equity compensation to employees and directors pursuant to a non-cash equity compensation plan, if implemented.

        (g) The definition of "Loan Documents" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                "Loan Documents" means this Agreement, the Notes, any Subsidiary Guaranty, any Collateral Document, the L/C Related Documents, the Fee Letter, the Administrative Agent Fee Letter, any Hedge Agreement with any Lender or an Affiliate of any Lender entered into in the ordinary course of business for the purpose of limiting risks entered into in the ordinary course of business, and any other document or agreement executed or delivered from time to time by the Borrower and any of its Subsidiaries or any other Person in connection herewith or therewith or as security for the Obligations, each as amended, modified, supplemented or restated from time to time.

        (h) The definition of "Net Cash Proceeds" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                 "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset (including any Capital Stock), by or of, or the issuance of any Indebtedness to, any Person, the cash proceeds received by such Person in connection with such transaction (including any cash received in respect of non-cash proceeds, but only and as when received) after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction or to any asset that may be the subject thereof: (i) reasonable brokerage commissions, legal fees, finder's fees, financial advisory fees, fees for solvency opinions, accounting fees, underwriting fees, investment banking fees, survey, title insurance, appraisals, notaries and other similar commissions and fees, and expenses, in each case, to the extent paid, payable or reimbursed by such Person; (ii) filing, recording or registration fees or charges or similar fees or charges paid by such Person; (iii) without duplication, taxes paid or payable by such person or any shareholder, partner or member of such Person to governmental taxing authorities as a result of such sale or other disposition or issuance (after taking into account any available tax credits or deductions or any tax sharing arrangements); and (iv) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Obligations) that is secured by a Lien on the asset in question, to the extent required pursuant to the documentation evidencing such Indebtedness

        (i)     The definition of "Permitted Liens degrees set forth in Section
1.1 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (j) thereof, (ii) deleting "." at the end of clause (k) thereof and inserting "; and" in lieu thereof and adding a new clause (1) thereto to read as follows:

                (1) Liens with respect to the Textron Mortgage Transaction (and any replacement, extension or renewal (but not increases) thereof).

        (j)     The definition of "Permitted Secured Indebtedness" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                "Permitted Secured Indebtedness" means (a) Indebtedness of the Borrower and its Subsidiaries secured by Liens described in clauses
        (j), (k) and (l) of the definition of Permitted Liens and (b) Indebtedness under the Loan Documents.

        (k) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

                "Acceptable Environmental Phase Ones" means those environmental phase one assessments performed in accordance with the Administrative Agent's Environmental Policy (as defined in the Negative Consent Letter).

                "Acceptable Surveys" means those surveys of the Appraised Properties which satisfy the Survey Requirements (as defined in the Negative Consent Letter).

                "Appraised Properties" means, collectively, the First Tier Appraised Properties and the Second Tier Appraised Properties.

                "Appraised Value" means the appraised value of the Appraised Properties as determined by the Approved Appraiser.

                "Approved Appraiser" means National Valuation Consultants, with its principal office in Denver, Colorado, which has been approved as provided in the Negative Consent Letter, and/or such other appraisal firms approved by the Determining Lenders.

                "Coto de Caza Payment" means that certain payment to be made to the previous owner of Coto de Caza Country Club based on performance of such club for 2001 not to exceed an aggregate amount previously disclosed to the Lenders by the Borrower by letter dated February 1, 2002.

                "First Tier Appraised Properties" means Pinehurst, Inc., The Homestead, L.C., Barton Creek Resort and Clubs, Inc. and Akron Management Corp. (Firestone).

                "Fourth Amendment" means that certain Fourth Amendment to First Amended and Restated Credit Agreement, dated and effective as of February 7, 2002, among the Borrower, the lenders party thereto and the Administrative Agent.

                "Initial Appraised Properties" means those properties that are initially First Tier Appraised Properties and Second Tier Appraised Properties as of March 31, 2002.

                "Initial Collateral Coverage Ratio" means, as of June 30, 2002 (or such later date as Appraisals are obtained on all Initial Appraised Properties to the extent later obtained with the consent of the Determining Lenders), the ratio of (a) the Appraised Value of the Initial Appraised Properties to (b) the sum of (i) the Revolving Credit Commitment in effect on such date and (ii) the aggregate principal amount of the Term Loan Advances outstanding on such date.

                "Mortgaged Properties" means, collectively, the First Tier Appraised Properties, the Second Tier Appraised Properties and the Third Tier Properties.

                "Mortgages" means any deed of trust or mortgage, as applicable, related to the Mortgaged Properties, in form and substance satisfactory to the Administrative Agent.

                "Negative Consent Letter" means that certain letter from the Administrative Agent to the Lenders, dated as of January 23, 2002, whereby, among other things, the Determining Lenders evidenced their approval of (a) the Approved Appraiser and the methodology to be used on the appraisal of the Appraised Properties, (b) the environmental firm initially retained to conduct environmental phase ones on the Appraised Properties and the Administrative Agent's Environmental Policy (as defined in the Negative Consent Letter), and (c) the Survey Requirements (as defined in the Negative Consent Letter) with respect to the Appraised Properties.

                "Ranking Lists" means the lists prepared by the Borrower of properties owned by the Borrower and its Subsidiaries, ranking such from highest to lowest based on revenue, EBITDA (as customarily calculated with respect to such properties in internal management reports) and cost.

                "Real Estate Collateral" means all Appraised Properties and all Third Tier Properties.

                "Second Tier Appraised Properties" means such Initial Appraised Properties (other than the First Tier Appraised Properties) which result in the Appraised Value of the Appraised Properties being in an aggregate amount no less than $800,000,000 and which are approved by the Determining Lenders, and such other property that becomes a Second Tier Appraised Property pursuant to Section 5.15.

                "Security Agreement" means any Security Agreement executed by the Borrower and/or certain of its Subsidiaries granting a first Lien in, among other assets, any promissory notes received by the Borrower or such Subsidiaries as consideration for any disposition of any Mortgaged Properties, in form and substance satisfactory to the Administrative Agent.

                "Subsequent Collateral Coverage Ratio" means, as of any date of determination, the ratio of (a) the Appraised Values of the Appraised Properties (determined with respect to Initial Appraised Properties using the initial Appraisals with respect to such Initial Appraised Properties, and determined with respect to any property that becomes a Second Tier Appraised Property pursuant to Section 5.15, in accordance with the appraisal required pursuant to Section 5.15) to (b) the sum of
        (i) the Revolving Credit Commitment in effect on such date and (ii) the aggregate principal amount of the Term Loan Advances outstanding on such date.

                "Textron Mortgage Transaction" means that certain transaction whereby the Borrower and/or its Subsidiaries shall mortgage four properties (a Bear's Best property in Atlanta, Georgia, a Bear's Best property in Las Vegas, Nevada, Lionsgate Country Club in Overland Park, Kansas and Coto de Can Country Club in Orange County, California); the terms of each loan executed in connection therewith is five years, with a twenty year amortization, an interest rate of prime plus 1.5% with a floor of 6%, a prepayment penalty of 3%, 2%, 1% for the first three years, respectively, with a guaranty by the Borrower not to exceed $10,000,000 in aggregate for all such loans, to be reduced as certain debt service coverages are satisfied, all of which shall be required to be in form and substance satisfactory to the Administrative Agent and its Special Counsel.

                "Third Tier Properties" means those properties of the Borrower or its Subsidiaries, other than the Appraised Properties, which are required by the Determining Lenders to be pledged to secure the Obligations, which may include properties of the Borrower and its Subsidiaries acquired or developed after March 31, 2002, and which are required to be pledged pursuant to Section 5.17.

        (l) Section 2.4(a) of the Credit Agreement is hereby amended to read as follows:

                (a) Facility Fee. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a facility fee ("Facility Fee") in an amount equal to the product of (i) such Lender's Revolving Credit Specified Percentages multiplied by the Revolving Credit Commitment multiplied (ii) by the following per annum percentages, applicable in the following situations:


                                  Applicability                                Percentage
                                  -------------                                ----------
               (a)    The Leverage Ratio is less than 2.50 to 1                    0.373

               (b)    The Leverage Ratio is greater than or equal to 2.50 to 1     0.500

        Such Facility Fee shall accrue beginning on the Agreement Date and shall be (i) payable in arrears on each Quarterly Date and on the Revolving Credit Commitment Maturity Date, fully earned when due and, subject to
        Section 11.9 hereof, nonrefundable when paid and (ii) subject to Section
        11.9 hereof, computed on the basis of a 360-day year, for the actual number of days elapsed. The Facility Fee shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Months preceding the date of determination). Any such increase or reduction in such fee shall be effective on the date which is two Business Days after receipt by the Lenders of the financial statements required pursuant to Section 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to Section 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Lenders on the date required, the fee payable in respect of the Revolving Credit Commitment shall be determined as if the Leverage Ratio is greater than or equal to
        2.50 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the above, until such time as the Lenders shall have received the financial statements required for the fourth Fiscal Quarter of the Borrower's 2001 Fiscal Year and related Compliance Certificate, the facility fee shall be determined as if the Leverage Ratio is greater than or equal to 2.50 to 1.

        (m) Section 2.5(b)(ii) of the Credit Agreement is hereby amended to read as follows:

                (ii) Prepayment from Sales of Assets. Within two Business Days of the receipt of the Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries of any assets (including any Capital Stock of any Subsidiary of the Borrower) permitted under Section 7.7(a)(v) or 7.7(a)(vi) hereof, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an amount equal to 100% of such Net Cash Proceeds with respect to any sale or disposition permitted pursuant to Section 7.7(a)(vi) hereof (or 25% of such Net Cash Proceeds with respect to any sale or disposition permitted pursuant to Section 7.7(a)(v) hereof during any Fiscal Year other than Fiscal Year 2002), unless at the time of such sale or disposition (a) the Administrative Agent shall have received from the Borrower a pro forma Compliance Certificate indicating that after giving effect to such sale or disposition the Leverage Ratio will be less than or equal to 4.00 to 1 and (b) the Leverage Ratio required to be maintained pursuant to Section 7.12 of this Agreement is no greater than 4,00 to 1, in which event the Borrower shall prepay Facility A Tent Loan Advances and Facility B Term Loan Advances in an aggregate amount equal to 50% of such Net Cash Proceeds with respect to any sale or disposition permitted pursuant to Section 7.7(a)(vi) hereof (or 25% of such Net Cash Proceeds with respect to any sale or disposition permitted pursuant to Section 7.7(a)(v) hereof during any Fiscal Year other than Fiscal Year 2002). At such time, if any, as the Facility A Term Loan Advances and Facility B Term Loan Advances have been paid In full, the Borrower shall prepay the outstanding Revolving Credit Advances in an aggregate principal amount equal to 100% of such Net Cash Proceeds with respect to any sale or disposition permitted pursuant to Section 7.7(a)(vi) hereof (or 25% of such Net Cash Proceeds with respect to any sale or disposition permitted pursuant to Section 7.7(a)(v) hereof).

        (n) Section 2.5(b) of the Credit Agreement is further amended by adding Sections 2.5(b)(iii) and 2.5(b)(iv) thereto to read as follows:

                (iii) Prepayment from Issuance of Indebtedness. Concurrently with the receipt of Net Cash Proceeds from the issuance of any Indebtedness permitted under Section 7.1(h) hereof, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to 100% of such

        Net Cash Proceeds. At such time, if any, as the Facility A Term Loan Advances and Facility B Term Loan Advances have been paid in full, the Borrower shall prepay the outstanding Revolving Credit Advances in an aggregate principal amount equal to 100% of such Net Cash Proceeds. Each such prepayment shall be applied as provided in Section 2.5&) hereof.

                (iv) Prepayment from Capital Stock Issuance. Concurrently with the receipt of Net Cash Proceeds from any issuance of the Capital Stock of the Borrower prior to the Qualifying Date during any Fiscal Year in which the aggregate amount of Net Cash Proceeds received from such issuances exceeds $75,000,000, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to 50% of such Net Cash Proceeds in excess of $75,000,000. At such time, if any, as the Facility A Term Loan Advances and Facility B Term Loan Advances have been paid in full, the Borrower shall prepay the outstanding Revolving Credit Advances in an aggregate principal amount equal to 50% of such Net Cash Proceeds in excess of $75,000,000. Each such prepayment shall be applied as provided in
        Section 2.5(c) hereof.

        (o) Section 2.5(c) of the Credit Agreement is hereby amended by amending the last sentence thereof to read as follows:

        Any prepayments required to be made pursuant to Section 2.5(b)(ii),
        (iii) or (iv) hereof shall (i) not be subject to the notice and minimum payment provisions of this Section 2.5 provided; however, the Borrower shall be required to reimburse each Lender for any loss, cost or expense incurred by each Lender in connection with any such prepayment as set forth in Section 2.9 hereof if any prepayment results in a LIBOR Advance being paid on a day other than the last day of an Interest Period for such LIBOR Advance, (ii) be applied first to Base Rate Advances, if any, and then to LIBOR Advances, and (iii) be applied to the outstanding Revolving Credit Advances, to the extent that the Facility A Term Loan Advances and the Facility B Term Loan Advances shall have been paid in full.

        (p) Section 2.5(d) of the Credit Agreement is hereby amended by amending the last sentence thereof to read as follows:

                (d) Prepayment Waiver. Any Lender holding Facility B Term Loan Advances may elect on not less than one Business Day's prior written notice to the Administrative Agent with respect to any mandatory prepayment required to be made pursuant to Section 2.5(b)(ii), (iii) or
        (iv) hereof not to have such prepayment applied to such Lender's Facility B Term Loan Advances until all Facility A Term Loan Advances have been paid in full, in which case the amount not so applied shall be applied to the Facility A Term Loan Advances and shall reduce the then remaining installments of Facility A Term Loan Advances pro rata based on the outstanding principal amount of the Facility A Term Loan Advances then unpaid.

        (q) Article 5 of the Credit Agreement is hereby amended by adding new Sections 5.15, 5.16 and 5.17 thereto to read as follows:

                Section 5.15 Sale of Appraised Properties. To the extent that any Second Tier Appraised Properties are sold during any Fiscal Year, by no later than June 30 of the immediately following Fiscal Year the Borrower shall deliver to the Administrative Agent appraisals by the Approved Appraiser, Acceptable Environmental Phase Ones, Acceptable Surveys, title insurance in an amount sufficient to maintain the same level of title insurance coverage as in effect prior to such sale and local counsel opinions with respect to properties previously included as Third Tier Properties (and which will become Second Tier Appraised Properties upon the delivery of such documentation and information) in an amount such that the Subsequent Collateral Coverage Ratio as of such June 30 is no less than the Initial Collateral Coverage Ratio.

                Section 5.16 Title Report Expenses. The Borrower shall pay $7,500 of fees, expenses and costs charged by the title companies with respect to any title reports and/or searches with respect to the Third Tier Properties required to be performed by the Determining Lenders.

                Section 5.17 Third Tier Mortgaged Properties. Prior to the Qualifying Date, together with the financial statements required to be delivered pursuant to Section 6.1, the Borrower shall deliver to each Lender a list of all real estate property acquired by the Borrower and its Subsidiaries during the Fiscal Quarter covered by such financial statements ("New Real Estate Property"), which list shall set forth the Acquisition Consideration for the New Real Estate Property acquired and such other information as the Administrative Agent shall request. The Borrower shall, or shall cause the appropriate Subsidiary to, no later than thirty days after written request by the Administrative Agent, upon direction of the Determining Lenders, deliver executed Mortgages with respect to the New Real Estate Property as the Determining Lenders shall require, and related UCC-1 financing statements and Security Agreements, each in form and substance satisfactory to the Administrative Agent, together with opinions, resolutions and certificates related thereto as required by the Administrative Agent.

        (r) Section 6.3 of the Credit Agreement is hereby amended by adding the following sentence thereto to read as follows:

        In completing the Compliance Certificate for the Fourth Fiscal Quarter of Fiscal Year 2001, the Borrower shall complete the sections therein related to Sections 7.12, 7.13 and 7.14 hereof, as the requirements of said Sections for such Fiscal Quarter were in effect prior to the Fourth Amendment.

        (s) Section 6.4 of the Credit Agreement is hereby amended by (i) deleting "and" after clause (d) thereof; (ii) deleting "." after clause (e) thereof and inserting ";" in lieu thereof and (iii) adding a new clauses (f) and
(g) thereto to read as follows:

                (f) By the last day of each month until there are Mortgages on each Mortgaged Property and the documents required to be delivered pursuant to Section 8.1(q) hereof are delivered, a summary update, in form satisfactory to the Administrative Agent, of the documentation process with respect to each Mortgaged Property; and

                (g) By January 31 of each year, a budget for Capital Expenditures of the Borrower and its Subsidiaries for such Fiscal Year of Maintenance Capital Expenditures by segment and new Capital Expenditures by project.

        (t) Section 7.1 of the Credit Agreement is hereby amended by amending clause (h) thereof to read as follows:

                (h) (A) Prior to the Qualifying Date, other Unsecured Subordinated Indebtedness of the Borrower and its Subsidiaries, provided that (i) prior to and after giving effect to such other Unsecured Subordinated Indebtedness, no Default or Event of Default shall have occurred and be continuing, (ii) such other Unsecured Subordinated Indebtedness shall not mature prior to 180 days after the Facility B Term Loan Maturity Date and shall amortize in such amounts and on such dates as are reasonably acceptable to the Administrative Agent, and
        (iii) the Net Cash Proceeds thereof are applied in accordance with
        Section 2.5(b)(iii) hereof, and (B) on and after the Qualifying Date, other Unsecured Indebtedness of the Borrower and its Subsidiaries, provided that (i) prior to and after giving effect to such other Unsecured Indebtedness, no Default or Event of Default shall have occurred and be continuing, (ii) the terms, covenants and provisions of such other Unsecured Indebtedness shall not be more restrictive than any terms, covenants or provisions of this Agreement, and (iii) such other Unsecured Indebtedness shall not mature prior to 180 days after the Facility A Term Loan Maturity Date and shall amortize in such amounts and on such dates as are reasonably acceptable to the Administrative Agent; and

        (u) Section 7.7 of the Credit Agreement is hereby amended to read as follows:

                Section 7.7 Sales of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise dispose of, any of its assets except:

                (a)     prior to the Qualifying Date,

                        (i)     inventory in the ordinary course of business,

                        (ii)    obsolete or worn-out assets,

                        (iii) sales and dispositions from the Borrower or any of its Subsidiaries to any Obligor,

                        (iv) sales of single or related assets in which the Net Cash Proceeds do not exceed $500,000;

                        (v) subject to Section ll.11, sales of assets (including Collateral) in which the Net Cash Proceeds do not exceed $25,000,000 in aggregate amount during any Fiscal Year (excluding the amount of any assets permitted to be sold pursuant to clause (iv) immediately preceding), provided that,

                        (A) after giving effect to such sale, no Default or Event of Default exists or would be continuing,

                        (B) such sales are for full and fair consideration, and

                        (C) if any such sale occurs during any Fiscal Year after Fiscal Year 2002, 25% of such Net Cash Proceeds are applied to the extent required in accordance with Section 2.5(b)(ii) hereof;

                       (vi) subject to Section 11.11, sales of other assets (including Collateral) not otherwise permitted to be sold in this clause (a) above, provided that,

                        (A) after giving effect to such sale, no Default or Event of Default exists or would be continuing,

                        (B) such sales are for full and fair consideration, and

                        (C) the Net Cash Proceeds thereof are applied in accordance with Section 2.5(b)(ii) hereof, and

                (b)     on and after the Qualifying Date,

                        (i)     inventory in the ordinary course of business,

                        (ii)    obsolete or worn-out assets,

                        (iii) sales and dispositions from the Borrower or any of its Subsidiaries to any Obligor, and

                        (iv) other assets not otherwise permitted to be sold in this clause (b) above, provided that,

                        (A) after giving effect to such sale, no Default or Event of Default exists or would be continuing,

                        (B) such sales are for full and fair consideration, and

                        (C) the aggregate amount of such assets sold during any Fiscal Year shall not exceed in aggregate amount 10% of Net Tangible Assets as of the end of the immediately preceding Fiscal Year.

        (v) Section 7.8 of the Credit Agreement is hereby amended to read as follows:

                Section 7.8 Acquisitions. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Acquisitions unless (a) immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default, (b) such Acquisition shall not be opposed by the board of directors of the Person being acquired, (c) the Compliance Certificate delivered for the most recent Fiscal Quarter immediately preceding such proposed Acquisition, indicates that the Leverage Ratio for such Fiscal Quarter is less than or equal to 4.50 to 1, (d) if the Acquisition Consideration for such Acquisition is greater than or equal to (i) prior to the Qualifying Date,

        55,000,000 and (ii) on and after the Qualifying Date, $50,000,000, the Lenders shall have received written notice thereof at least 5 Business Days prior to the date of such Acquisition, together with a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition, but calculated to exclude any increases in EBITDA which would be the result of any expenses that the Borrower projects to be eliminated by such proposed Acquisition, (e) the assets, property or business acquired shall be primarily in the business described in Section 4.1(d) hereof,
        (f) if such Acquisition results in a Subsidiary which is to be a Guarantor, (i) such Subsidiary shall execute a Subsidiary Guaranty and
        (ii) the Administrative Agent on behalf of the Lenders shall receive such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with such Acquisition, (g) if such Subsidiary is a Domestic Subsidiary and unless otherwise waived by the Determining Lenders, 100% of such Subsidiary's Capital Stock shall be pledged and the Administrative Agent on behalf of the Lenders shall receive such stock certificates, stock powers, board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with such pledge, (h) if such is a Foreign Subsidiary and unless otherwise waived by the Determining Lenders, 65% of such Subsidiary's Capital Stock shall be pledged and the Administrative Agent on behalf of the Lenders shall receive such stock certificates, stock powers, board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with such pledge, (i) the aggregate Acquisition Consideration for all Non-Guarantors (excluding Acquisition Consideration in respect of Subsidiaries which are not obligated to third Persons in respect of any Indebtedness), together with Investments in Non-Guarantors (calculated as provided in Section 7.4(f) hereof) and other Investments (calculated as provided in Section 7.4(g) hereof) pursuant to Section 7.4(g) hereof, shall not exceed an amount equal to 10% of Total Capitalization at any time, and (j) prior to the Qualifying Date, the Acquisition Consideration for such Acquisition is less than or equal to the sum of (i) $10,000,000 (or $25,000,000, if at the time of such Acquisition, (y) the Administrative Agent shall have received from the Borrower a pro forma Compliance Certificate indicating that after giving effect to such Acquisition the Leverage Ratio will be less than or equal to 4.00 to 1 and (z) the Leverage Ratio required to be maintained pursuant to Section 7.12 of this Agreement is no greater than 4.00 to 1) plus (ii) the aggregate Net Cash Proceeds received by the Borrower from the issuance of any Capital Stock during the 365-day period beginning on and after the Agreement Date and ending on the date of such Acquisition, and the aggregate Acquisition Consideration for all Acquisitions during any period of four consecutive Fiscal Quarters is less than or equal to the sum of (i) $25,000,000 (or $75,000,000, if at the time of such Acquisition, (y) the Administrative Agent shall have received from the Borrower a pro forma Compliance Certificate indicating that after giving effect to such Acquisition the Leverage Ratio will be less than or equal to 4.00 to 1 and (z) the Leverage Ratio required to be maintained pursuant to Section 7.12 of this Agreement is no greater than 4.00 to 1) plus (ii) the aggregate Net Cash Proceeds received by the Borrower from the issuance of any Capital Stock during the 365-day period ending on the date of any Acquisition.

        (w) Section 7.9 of the Credit Agreement is hereby amended to read as follows:

                Section 7,9 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare, pay or make any Restricted Payments except (a) Dividends payable by a Subsidiary to the Borrower or another Subsidiary that is an Obligor, (b) payments and prepayments of principal of Indebtedness other than Indebtedness permitted to be incurred pursuant to Section 7.1(h) hereof, and (c) Dividends payable by the Borrower in an aggregate amount not to exceed $7,500,000 during any Fiscal Year; provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this
        Section 7.9 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment.

        (x) Section 7.12 of the Credit Agreement is hereby amended to read as follows;

                Section 7.12 Maximum Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be greater than (a) 5.50 to 1 at the end of any Fiscal Quarter from and including the first Fiscal Quarter of Fiscal Year 2002 through and including the third Fiscal Quarter of Fiscal Year 2002, (b) 4.50 to 1 from and including the fourth Fiscal Quarter of Fiscal Year 2002 through and including the third Fiscal Quarter of Fiscal Year 2003, (c) 4.00 to 1 at the end of the Fourth Fiscal Quarter of Fiscal Year 2003, and (d) 3.75 to 1 at the end of any Fiscal Quarter thereafter.

        (y) Section 7.13 of the Credit Agreement is hereby amended to read as follows:

                Section 7.13 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a)
        0.90 to 1 at the end of arty Fiscal Quarter from and including the first Fiscal Quarter of Fiscal Year 2002 through and including the third Fiscal Quarter of Fiscal Year 2002, and (b) 1.00 to 1 at the end of any Fiscal Quarter thereafter.

        (z) Section 7.14 of the Credit Agreement is hereby amended to read as follows:

                Section 7.14 Minimum Tangible Net Worth. The Borrower shall not permit the Tangible Net Worth at any time after the effective date of the Fourth Amendment to be less than the sum of (a) an amount equal to 90% of Tangible Net Worth at December 25, 2001, plus (b) 50% of cumulative Net Income for the period from, but not including, December 25, 2001 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion OF a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number), plus (c) an amount equal to 100% of the tangible net worth of any Person that becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor is paid in equity securities of the Borrower or any Subsidiary of the Borrower or pursuant to the conversion or exchange of any convertible subordinated debt or redeemable preferred stock into Capital Stock of the Borrower or any of its Subsidiaries, plus (d) 75% of the Net Cash Proceeds (but without duplication) of any offerings of Capital Stock of the Borrower or any of its Subsidiaries, plus (e) 100% of any reclassification of redemption value of common Capital Stock to Net Worth.

        (aa) Section 7.21 of the Credit Agreement is hereby amended to read as follows:

                Section 7.21 Capital Expenditures. The Borrower and its Subsidiaries shall not permit Capital Expenditures for any fiscal year set forth below to be more than the following amounts set forth opposite each such fiscal year below:

                        Fiscal Year                         Amount
                        -----------                         ------
                            2002                        $120,000,000
                            2003                         $80,000,000
                            2004                         $80,000,000
                            2005                         $80,000,000
                            2006                         $80,000,000
                            2007                         $80,000,000

        provided, however, that if no Default or no Event of Default exists or would result therefrom, the amount of Capital Expenditures permitted to be incurred above for each Fiscal Year from 2003 (subject to the immediately following proviso) through 2007 shall be increased for each such Fiscal Year by an amount equal to the sum of (a) 100% of Net Cash Proceeds from the issuance of Capital Stock during such Fiscal Year up to an including $75,000,000 in aggregate amount, plus (b) 50% of Net Cash Proceeds from the issuance of Capital Stock during such Fiscal Year in excess of $75,000,000 in aggregate amount, plus (c) 100% of Net Cash Proceeds from the disposition of assets during such Fiscal Year up to and including $25,000,000 in aggregate amount, plus (d) 50% of Net Cash Proceeds from the disposition of assets during such Fiscal Year in excess of $25,000,000 in aggregate amount, plus (e) 6% of the amount by which consolidated revenue of the Borrower and its Subsidiaries for the immediately preceding Fiscal Year exceeds the consolidated revenue of the Borrower and its Subsidiaries for the Fiscal Year immediately preceding such Fiscal Year; provided, however, notwithstanding anything above to the contrary, the Capital Expenditures permitted to be incurred in Fiscal Year 2003 may not be increased by any amounts received under clauses (a) through (e) for such Fiscal Year unless (y) the Leverage Ratio for the most recently ended Fiscal Quarter as set forth in the Compliance Certificate delivered for such Fiscal Quarter (or a pro forma Compliance Certificate as of certain date) indicates that the Leverage Ratio for such Fiscal Quarter (or such date) was less than or equal to 4.01) to 1 and (z) the Leverage Ratio required to be maintained pursuant to Section 7.12 of this Agreement is no greater than 4.00 to 1; provided further, however, that the Borrower and its Subsidiaries shall be entitled to make additional Capital Expenditures in the immediately following Fiscal Year only and not on a cumulative basis in an amount up to the amount permitted to be expended which was not used for the immediately preceding Fiscal Year.

        (bb) Section 8.1 of the Credit Agreement is hereby amended by (i) deleting "or" at the end of clause (n) thereof, (ii) amending clause (o) thereto to read as follows and (iii) adding the following clauses (p), (q) and
(r) thereto to read as follows:

                (o) The Appraised Value of the Initial Appraised Properties shall at June 30, 2002 be less than $800,000,000; provided, however, the Determining Lenders may extend such deadline;

                (p) The Borrower shall fail to deliver to the Administrative Agent by March 31, 2002 (i) Ranking Lists or (ii) executed Mortgages and UCC-1 financing statements on the Second Tier Appraised Properties and the Third Tier Properties granting a first Lien (subject to Permitted Liens) in the property covered thereby, in form and substance satisfactory to the Administrative Agent, together with such opinions, resolutions and certificates related thereto as required by the Administrative Agent; provided, however, the Determining Lenders may extend such deadline with respect to specific Second Tier Appraised Properties or Third Tier Properties to the extent such extension is necessary in the reasonable opinion of the Determining Lenders to file such Mortgages;

                (q) The Borrower shall fail to deliver title insurance in the aggregate amount of the outstanding Term Loan Advances and Revolving Credit Commitment, appraisals by the Approved Appraiser on the Initial Appraised Properties, Acceptable Environmental Phase Ones, Acceptable Surveys and local counsel opinions with respect to the Initial Appraised Properties and title reports and/or searches with respect to the Third Tier Properties (to the extent such reports and/or searches with respect to the Third Tier Properties are required by the Determining Lenders) by June 30, 2002 in form and substance satisfactory to the Administrative Agent; provided, however, if in the opinion of the Determining Lenders the Borrower on June 30, 2002 is using all reasonable efforts to obtain such items and continues after June 30, 2002 to use such reasonable efforts, the failure of the Borrower to deliver such items will not be an Event of Default; or

                (r) The Borrower and the Determining Lenders shall fail by March 31, 2002 to agree on those properties which should be included as Second Tier Appraised Properties and Third Tier Properties.

        (cc) Section 11.11 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof to read as follows:

        Notwithstanding anything to the contrary herein, no release of any Real Estate Collateral to effect a sale of assets which is permitted pursuant to Section 7.7 hereof will require the consent of any Lender (except that no First Tier Appraised Property may be sold without the consent of the Determining Lenders).

        (dd) Exhibit E to the Credit Agreement, the Compliance Certificate, is hereby amended to be in the form of Exhibit E attached to this Fourth Amendment.

        2. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 4 hereof, the Lenders hereby waive compliance with the (a) Leverage Ratio covenant set forth in Section 7.12 of the Credit Agreement at the Fiscal Quarter ending December 25, 2001, (b) the Fixed Charge Coverage Ratio covenant set forth in Section 7.13 of the Credit Agreement at the Fiscal Quarter ending December 25, 2001 and (c) the Tangible Net Worth covenant set forth in Section 7.14 of the Credit Agreement at the Fiscal Quarter ending December 25, 2001 (the "Waived Covenants"). The waiver provided herein does not (a) affect any other covenant or provision of the Credit Agreement or any other Loan Document or (b) relate to any other Fiscal Quarter.

        3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the waiver set forth in the foregoing Section 2:

        (a) the representations and warranties contained in the Credit Agreement and the other loan documents are true and correct on and as of the date hereof as made on and as of such date; and

        (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        4. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of February 7, 2002 (including the adjustments in the Applicable Base Rate Margin, the Applicable LIBOR Rate Margin and the Facility Fee provided herein), subject to the following:

        (a) the representations and warranties set forth in Section 3 of this Fourth Amendment shall be true and correct;

        (b) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Determining Lenders;

        (c) the Administrative Agent shall have received by February 7, 2002 executed mortgages, and/or deeds of trust, as applicable, and UCC-1 financing statements on Barton Creek Resort, Pinehurst Resort, The Homestead and Firestone Country Club granting a first Lien (subject to Permitted Liens) in the property covered thereby and an executed Security Agreement, each in form and substance satisfactory to the Administrative Agent, together with opinions, resolutions and certificates related thereto as required by the Administrative Agent;

        (d) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor; and

        (e) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.

        5. RESERVATION OF RIGHTS. The Borrower acknowledges that the Lenders execution and delivery of this Fourth Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lenders to execute similar waivers under the same or similar circumstances in the future.

        6. AMENDMENT FEE. The Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Fourth Amendment to the Administrative

Agent (or its counsel) not later than 5:00 p.m., Dallas time, February 11, 2002, in an amount equal to the product of (a) 0.300% multiplied by (b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than February 12, 2002. The Borrower agrees that the failure to pay the amendment fee provided in this Section 6 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.

        7.      GUARANTOR'S ACKNOWLEDGEMENT. By signing below, each Guarantor
(i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

        8.      REFERENCE TO TEE CREDIT AGREEMENT.

        (a) Upon and during the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Fourth Amendment.

        (b) Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect

        9. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and deliver of this Fourth Amendment and the other instruments and documents to be delivered hereunder.

        10. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

        11. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective Successors and assigns.

        12. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

        13. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


------------------------------------------------------------------------------
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
------------------------------------------------------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.

                                          CLUBCORP, INC.



                                          By: /s/ JOHN M. MASSEY, III
                                              ---------------------------
                                              Name:  John M. Massey, III
                                                   ----------------------
                                              Title: Vice President
                                                    ---------------------

                              BANK OF AMERICA, N.A., as Administrative
                              Agent, Swing Line Bank, Issuing Bank, and as a Lender


                              By: /s/ DAN M. KILLIAN
                                 -------------------------------------------
                                 Name: Dan M. Killian
                                      --------------------------------------
                                 Title  Managing Director
                                       -------------------------------------

                                              BANK ONE, TEXAS, N.A.


                                              By: /s/ WILLIAM V. CLIFFORD
                                                 -------------------------------
                                                  Name: William V. Clifford
                                                       -------------------------
                                                  Title First Vice President
                                                       -------------------------

                                        WELLS FARGO BANK TEXAS, NATIONAL
                                        ASSOCIATION, successor to WELLS FARGO
                                        BANK (TEXAS), N.A.



                                        By: /s/ ZACH JOHNSON
                                            -------------------------------
                                           Name: Zach Johnson
                                                ---------------------------
                                           Title Vice President
                                                ---------------------------

                                        CREDIT LYONNAIS NEW YORK BRANCH, as
                                        Managing Agent and as a Lender


                                        By: /s/ ATTILA KOC
                                           -----------------------------
                                           Name: Attila Koc
                                                 -----------------------
                                           Title Senior Vice President
                                                 -----------------------

                                FIRST UNION NATIONAL BANK, as Managing
                                Agent and as a Lender



                                By:  /s/ WILLIAM R. GOLEY
                                   ------------------------------
                                     William R. Goley
                                     Vice President

                                  GUARANTY BANK, as Co-Agent and as a Lender


                                  By: /s/ MICHAEL ANSOLABEHERE
                                      --------------------------------
                                      Name:   Michael Ansolabehere
                                           ---------------------------
                                      Title    Vice President
                                           ---------------------------

                                  BRANCH BANKING AND TRUST COMPANY,
                                  As Co-agent and as a Lender


                                  By: /s/ CHRISTOPHER VERWOERDT
                                     --------------------------------
                                     Name:   Christopher Verwoerdt
                                           --------------------------
                                     Title: Vice President
                                           --------------------------

                              COMERICA BANK, as a Co-agent and as a Lender




                              By: /s/ CAROL S. GERAGHTY
                                 ----------------------------
                                 Name: Carol S. Geraghty
                                      -----------------------
                                 Title Vice President
                                      -----------------------

                            SOUTHTRUST BANK, an Alabama banking
                            corporation, as a Co-Agent and as a Lender


                            By:   /s/ STEVEN W. DAVIS
                                ----------------------------
                            Name: Steven W. Davis
                                 ---------------------------
                            Title Senior Vice President
                                 ---------------------------

                                        U.S. BANK NATIONAL ASSOCIATION
                                        (fomerly FIRSTAR BANK, N.A.)



                                        By: /s/ GREGORY L. DRYDEN
                                           -------------------------
                                            Gregory L. Dryden
                                            Vice President

                                  COMPASS BANK


                                  By: /s/ R. BRUCE FREY
                                     -------------------------
                                     Name: R. Bruce Frey
                                          --------------------
                                     Title Vice President
                                          --------------------

                                AMSOUTH BANK, successor in interest by merger to Deposit Guaranty National bank



                                By: /s/ J. D. MAY
                                   ---------------------------------
                                   Name:  J.D. May
                                        ----------------------------
                                   Title  Vice President
                                        ----------------------------

                                         MELLON BANK, N.A.


                                         By: /s/ WILLIAM M. FEATHERS
                                            -----------------------------
                                            Name: William M. Feathers
                                                 ------------------------
                                            Title Vice President
                                                 ------------------------

                                            HIBERNIA NATIONAL BANK



                                            By: /s/ FRANK J. CRIFASI
                                               -----------------------------
                                               Name:  Frank J. Crifasi
                                               Title: Sr. Vice President

                          TEXTRON FINANCIAL CORPORATION

                          By:  /s/ PATRICIA L. NORTON
                               ---------------------------------------
                               Name: Patricia L. Norton
                                     ---------------------------------
                               Title Vice President - Golf Course
                                     ---------------------------------
                                     Finance Division

                                 BANKAUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.


                                 By: /s/ DAVID M. HARNISCH
                                    ------------------------
                                    Name: David M. Harnisch
                                         -------------------
                                    Title
                                         -------------------

                                    DAVID M. HARNISCH
                                    MANAGING DIRECTOR


                                 By: /s/ ARIKA LAKHMI
                                    ------------------------
                                    Name: Arika Lakhmi
                                         -------------------
                                    Title
                                         -------------------

                                            ARIKA LAKHMI
                                         ASSOCIATE DIRECTOR

                            AIM FLOATING RATE FUND

                            By:  INVESCO Senior Secured Management, Inc.
                                 as attorney in fact

                            By: /s/ GREGORY STOECKLE
                                -------------------------
                                Name:
                                     --------------------
                                Title
                                     --------------------
                                       GREGORY STOECKLE
                                     AUTHORIZED SIGNATORY

                                    AERIES FINANCE-II LTD.

                                    By:  INVESCO Senior Secured Management Inc.
                                         as Sub-Managing Agent

                                    By: /s/ GREGORY STOECKLE
                                        -------------------------------
                                        Name:   Gregory Stoeckle
                                             --------------------------
                                        Title Authorized Signatory
                                             --------------------------

                                                METROPOLITAN LIFE INSURANCE
                                                COMPANY



                                                By: /s/ JAMES R. DANGLER
                                                   ---------------------------
                                                   Name: James R. Dangler
                                                         ---------------------
                                                   Title     Director
                                                         ---------------------

                                    HELLER FINANCIAL, INC.


                                    By: /s/ SCOTT ZIEMKE
                                       -------------------------
                                       Name: Scott Ziemke
                                             -------------------
                                       Title Vice President
                                             -------------------

                                        PPM SPYGLASS FUNDING TRUST



                                        BY: /s/ DIANA L. MUSHILL
                                           ----------------------------
                                          Name:    DIANA L. MUSHILL
                                                -----------------------
                                          Title    AUTHORIZED AGENT
                                                -----------------------

                                 MONUMENT CAPITAL LTD.

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner


                                 By: /s/ ROBERT BAYER
                                    -----------------------------
                                    Name:  Robert Bayer
                                          -----------------------
                                    Title  Vice President
                                          -----------------------

                                               BALANCED HIGH-YIELD FUND II, LTD.

                                               BY:  ING Capital Advisors LLC,
                                                    as Asset Manager

                                               By: /s/ MICHAEL J. CAMPBELL
                                                  -----------------------------
                                               Name:  MICHAEL J. CAMPBELL
                                               Title:  MANAGING DIRECTOR

                                                STANWICH LOAN FUNDING LLC



                                                By: /s/ ANN E. MORRIS
                                                   ------------------------
                                                Name:    ANN E. MORRIS
                                                      ---------------------
                                                Title  ASST. VICE PRESIDENT
                                                      ---------------------

                                        BLACK DIAMOND INTERNATIONAL
                                        FUNDING, LTD.



                                        By: /s/ ALAN CORKISH
                                            ----------------------------
                                            Name:  Alan Corkish
                                                  ----------------------
                                            Title  Director
                                                  ----------------------

                                       GALAXY CLO 1999-1, LTD.

                                       By:  SAI Invesment Adviser, Inc., its
                                            Collateral Manager



                                       By: /s/ THOMAS G. BRANDT
                                          -------------------------------
                                          Name: Thomas G. Brandt
                                               --------------------------
                                          Title Authorized Agent
                                               --------------------------

                                  AVALON CAPITAL LTD.

                                  By:  INVESCO Senior Secured Management, Inc.
                                       as Portfolio Advisor





                                  By:  /s/ GREGORY STOECKLE
                                      ------------------------------
                                       Name: Gregory Stoeckle
                                            ------------------------
                                       Title Authorized Signatory
                                            ------------------------

                                       CAPTIVA FINANCE LTD.


                                       By: /s/ PAUL COPE
                                          --------------------------
                                          Name:   Paul Cope
                                                --------------------
                                          Title   Director
                                                --------------------

                                        BLACK DIAMOND CLO 2000-1 LTD.



                                        By: /s/ ALAN CORKISH
                                            -------------------------------
                                            Name:   Alan Corkish
                                                  -------------------------
                                            Title   Director
                                                  -------------------------

                                   BLACK DIAMOND CLO 1998-1 LTD.


                                   By:  /s/ ALAN CORKISH
                                       ---------------------------
                                       Name:  Alan Corkish
                                             ---------------------
                                       Title  Director
                                             ---------------------

                                   BANK OF TEXAS, N.A.


                                   By:  /s/ FRANK A. SEWELL IV
                                       ---------------------------
                                       Name:  Frank A. Sewell IV
                                             ---------------------
                                       Title  Vice President
                                             ---------------------

                                   DEBIS FINANCIAL SERVICES, INC.


                                   By:  /s/ RAYMOND MCGOWAN
                                       ---------------------------------
                                       Name:  Raymond McGowan
                                             ---------------------------
                                       Title  Group Leader - Port Mgmt.
                                             ---------------------------

                                   ELT LTD


                                   By:  /s/ DIANA L. MUSHILL
                                       ------------------------------
                                       Name:  DIANA L. MUSHILL
                                             ------------------------
                                       Title  AUTHORIZED AGENT
                                             ------------------------

                                   FLEETBANK


                                   By:  /s/ GREG BADGER
                                       ------------------------------
                                       Name:  Greg Badger
                                             ------------------------
                                       Title  Director
                                             ------------------------

                                   OCTAGON INVESTMENT PARTNERS III, LTD.

                                   By: Octagon Credit Investors, LLC
                                       as Portfolio Manager


                                   By:  /s/ ANDREW D. GORDON
                                       ------------------------------
                                       Name:  Andrew D. Gordon
                                             ------------------------
                                       Title  Portfolio Manager
                                             ------------------------

                                   OCTAGON INVESTMENT PARTNERS III, LLC.

                                   By: Octagon Credit Investors, LLC
                                       as sub-investment manager


                                   By:  /s/ ANDREW D. GORDON
                                       ------------------------------
                                       Name:  Andrew D. Gordon
                                             ------------------------
                                       Title  Portfolio Manager
                                             ------------------------

                                   KZH SOLIEL LLC


                                   By:  /s/ SUSAN LEE
                                       ------------------------------
                                       Name:     SUSAN LEE
                                             ------------------------
                                       Title  Authorized Agent
                                             ------------------------

                                   SUNAMERICA LIFE INSURANCE COMPANY


                                   By:  /s/ JOHN G. LAPHAM III
                                       ------------------------------
                                       Name:  John G. Lapham III
                                             ------------------------
                                       Title  Authorized Agent
                                             ------------------------

                                   CHARTER VIEW PORTFOLIO

                                   By: INVESCO Senior Secured Management, Inc.,
                                       as Investment Advisor


                                   By:  /s/ GREGORY  STOECKLE
                                       ------------------------------
                                       Name:  Gregory  Stoeckle
                                             ------------------------
                                       Title  Authorized Signatory
                                             ------------------------

                                   AVALON CAPITAL LTD. 2

                                   By: INVESCO Senior Secured Management, Inc.,
                                       as Portfolio Advisor


                                   By:  /s/ GREGORY  STOECKLE
                                       ------------------------------
                                       Name:  Gregory  Stoeckle
                                             ------------------------
                                       Title  Authorized Signatory
                                             ------------------------

ACKNOWLEDGED AND AGREED:

CLUBCORP USA, INC., a Delaware corporation
THE 191 CLUB, INC., a Georgia corporation
THE 410 CLUB MANAGEMENT CORP., an
         Illinois corporation
 AKRON MANAGEMENT CORP., an Ohio corporation
 APRIL SOUND MANAGEMENT CORP., a Texas corporation
 ASPEN GLEN GOLF CLUB MANAGEMENT
         COMPANY, a Colorado corporation
 ATHLETIC CLUB AT THE EQUITABLE CENTER,
         INC., a New York corporation
BANKERS CLUB, INC., a Florida corporation
BAY OAKS COUNTRY CLUB, INC., a Texas
         corporation
BECKETT RIDGE COUNTRY CLUB, INC., an
         Ohio corporation
BIENVILLE CLUB, INC., an Alabama corporation
BRAEMAR COUNTRY CLUB, INC., a California
         corporation
BROKEN ARROW MANAGEMENT CORP., an
         Oklahoma corporation
BROOKHAVEN COUNTRY CLUB, INC., a
         Texas corporation
BUCKHEAD CLUB, INC., a Georgia corporation
BUNKER HILL CLUB, INC., a California corporation
BR GP, INC., a Georgia corporation
BIRCHR1VER GOLF MANAGEMENT, INC., a
         Georgia corporation
CANYON CREST COUNTRY CLUB, INC., a
         California corporation
CANYON GATE AT LAS VEGAS, INC., a
         Nevada corporation
CANYON SPRINGS GOLF CLUB, INC., a
         Texas corporation
CAPITAL CITY CLUB OF MONTGOMERY, INC.,
         an Alabama corporation
CAPITAL CITY CLUB OF RALEIGH, INC., a
         North Carolina corporation
CAPITAL CLUB, INC., a Virginia corporation
CCA SILBAND/GOLFCORP/ROUND ROCK,
         INC., a Texas corporation
CCA SILBAND HOLDING CORPORATION, a
         Nevada corporation

CCA SILBAND/GOLFCORP, a California corporation
CCA SILBAND-- FAIRFIELD, INC., a California
         corporation
CCA SILBAND UPLAND HILLS CORP., a
         California corporation
SILBAND SPORTS CORP., a California corporation
PLANTATION SERVICES, INC., a Texas corporation
COUNTRY MEADOW MANAGEMENT, INC., an
         Arizona corporation
CCA GOLF CENTERS, INC., a Texas corporation
CCA GOLF CENTER-ARLINGTON, INC., a Texas
         corporation
CCA GOLF CENTER-CLEARWATER, INC., a
         Florida corporation
CCA SILBAND INVESTMENT CORP., a Texas corporation
U.S. GOLF MANAGEMENT, INC., a Delaware corporation
MIDDLETOWN, GOLF, INC., a Pennsylvania corporation
CENTER CLUB, INC., a California corporation
CENTRE CLUB, INC., a Florida corporation
CITRUS CLUB, INC., a Florida corporation
CITY CLUB OF SAN FRANCISCO, INC., a
         California corporation
CITY CLUB OF WASHINGTON, INC., a District
         of Columbia corporation
CLEAR CREEK HOLDING COMPANY, a Texas corporation
CLUB AT BOSTON COLLEGE, INC., a
         Massachusetts corporation
THE CLUB AT CANYON GATE, INC., a
         Nevada corporation
CLUB AT CIMARRON, INC., a Texas corporation
CLUB AT FRANKLIN SQUARE, INC., a District
         of Columbia corporation
CLUB AT GLEN OAKS, NC., an Iowa corporation
CLUB AT SOCIETY CENTER, INC., an Ohio
         corporation
CLUB ATHLETIC CONSULTING, INC., a Texas corporation
CLUB CORPORATION OF CANADA, LTD., a
       Canadian corporation
CLUB FINANCIAL CORP., a Nevada corporation
CLUB HARRIS BRANCH REALTY, INC., a
         Texas corporation

CLUB LE CONTE, INC., a Tennessee corporation
CLUB WELLS BRANCH REALTY, INC., a Texas
         corporation
CWBR OF DELAWARE, INC., a Texas corporation
CLUB COMPANY REALTY, INC., a Texas
         corporation
CCRI OF DELAWARE, INC., a Delaware corporation
CLUBCORP BUYING SERVICES, INC., a Delaware
         corporation
CLUBCORP AVEN HOLDINGS, INC., a Delaware corporation
CLUBCORP GLOBAL HOLDINGS, INC., a
         Delaware corporation
CLUBCORP GLOBAL CONSULTING, INC., a
       Delaware corporation
CLUBCORP GRAPHICS, INC., a Florida corporation
COLUMBIA CAPITAL CITY CLUB CORP., a
         South Carolina corporation
COLUMBIA TOWER CLUB, INC., a Washington corporation
COMMERCE CLUB, INC., a South Carolina corporation
COTO PROPERTY HOLDINGS, INC., a California corporation
COUNTRYSIDE COUNTRY CLUB, INC., a
         Florida corporation
CROW CANYON MANAGEMENT CORP., a
         California corporation
DAYTON RACQUET CLUB, INC., an Ohio corporation
DEBARY MANAGEMENT CORP., a Florida corporation
DES MOINES CLUB TENANT CORP., an Iowa corporation
DES MOINES CLUB MANAGEMENT, INC., an
         Iowa corporation
DESERT FALLS COUNTRY CLUB, INC., a
       California corporation
DESERT OASIS GOLF CLUB MANAGEMENT
         CORP., a California corporation
DIAMANTE GOLF CLUB MANAGEMENT, INC.,
         an Arkansas corporation
DIAMANTE GOLF CLUB PARTNERS, INC., an
         Arkansas corporation
DIAMOND RUN CLUB, INC., a Pennsylvania
         corporation

THE DOWNTOWN CLUB, INC., a Texas corporation
EXCHANGE CLUB MANAGEMENT, INC., an
         Illinois corporation
FAIR OAKS CLUB CORP., a Texas corporation
FAIRLANE MANOR, INC., a Michigan corporation
FCS CORP., a Nevada corporation
FIRST CITY CLUB MANAGEMENT, INC., a
         Georgia corporation
FLORIDA GOLF CLUB OF GAINESVILLE, INC.,
         a Florida corporation
FORT BEND ACQUISITION CORP., a Texas
       corporation
FORTUNE FINANCIAL CORP., a Texas corporation
FOSSIL CREEK GOLF, INC., a Texas corporation
GCL CORPORATION, a California corporation
GEORGE WASHINGTON UNIVERSITY CLUB,
         INC., a District of Columbia corporation
GLENDALE MANAGEMENT CORP., a
         Wisconsin corporation
GLENDALE RACQUET CLUB, INC., a
         Wisconsin corporation
GP BEAR'S BEST ATLANTA, INC., a Georgia
         corporation
GP BEAR'S BEST LAS VEGAS, INC., a Nevada
         corporation
GRANCH GOLF CLUB, INC., an Arizona
         corporation
GREENBRIER COUNTRY CLUB, INC., a
         Virginia corporation
GREENS GOLF & RACQUET CLUB, INC., an
         Oklahoma corporation
GREENSPONT CLUB, INC., a Texas corporation
HACKBERRY CREEK COUNTRY CLUB, INC.,
         a Texas corporation
HAILE PLANTATION MANAGEMENT CORP.,
         a Florida corporation
HARBOUR CLUB OF CHARLESTON, INC., a
         South Carolina corporation
HEARTHSTONE COUNTRY CLUB, INC., a
         Texas corporation
HERITAGE CLUB, INC., an Alabama corporation
HILLS II OF LAKEWAY, INC., a Texas
         corporation
HOUSTON CITY CLUB, INC., a Texas corporation
HUNTER'S GREEN ACQUISITION CORP., a
         Florida corporation

INDIGO RUN ASSET CORP., a South Carolina
         corporation
IRVING CLUB ACQUISITION CORP., a Texas
         corporation
IW GOLF CLUB, INC., a California corporation
JEFFERSON CLUB, INC., a Kentucky corporation
KINGWOOD COUNTRY CLUB, INC., a Texas corporation
KINGWOOD COVE, INC., a Texas corporation
KNOLLWOOD COUNTRY CLUB, INC., an
         Indiana corporation
LAKES CLUB, INC., an Arizona corporation
LEGAV CORPORATION, a California corporation
LIONSGATE GOLF CLUB, INC., a Kansas corporation
MANAGEMENT COMPANY FOR ASPEN GLEN,
         INC., a Colorado corporation
MANAGEMENT COMPANY FOR STONERIDGE
         CLUB, INC., a California corporation
MANAGER FOR CCHH, INC., a South Carolina
         corporation
MANAGER FOR INDIGO RUN, INC., a South
         Carolina corporation
MEMORIAL STADIUM CLUB MANAGEMENT
         CORP., a Texas corporation
MEMPHIS CITY CLUB, INC., a Tennessee
         corporation
METROPOLITAN CLUB OF CHICAGO, INC., an
         Illinois corporation
METROPOLITAN CLUB OF DENVER, INC. a
         Colorado corporation
MISSION HILLS COUNTRY CLUB, INC., a
         California corporation
NASHVILLE CLUB MANAGEMENT, INC., a
         Tennessee corporation
NETCLUB, INC., a Texas corporation
NEW ENGLAND COUNTRY CLUB MANAGEMENT,
         INC., a Massachusetts corporation
NORTHWOOD MANAGEMENT CORP., a Georgia
         corporation
OAK POINTE COUNTRY CLUB, INC., a Michigan
         corporation
OAKMONT MANAGEMENT CORPORATION, a
         Texas corporation
PARADISE VALLEY MANAGEMENT, INC., a
         California corporation

PARK AVENUE CLUB, INC. (formerly the Fifth Avenue
         Club, Inc.), a New York corporation
PIEDMONT CLUB, INC., a North Carolina corporation
PLAZA CLUB OF SAN ANTONIO, INC., a Texas
         corporation
PLAZA CLUB-HAWAII, LTD., a Hawaii corporation
PORTER VALLEY COUNTRY CLUB, INC., a
         California corporation
PRESIDENTIAL COUNTRY CLUB, INC., THE, a Florida
         corporation
PYRAMID CLUB MANAGEMENT, INC., a Pennsylvania
         corporation
QUAIL HOLLOW MANAGEMENT, INC., an Ohio
         corporation
QUEENS HARBOUR CORPORATION, a Florida
         corporation
RAVINIA CLUB, INC., a Georgia
         corporation
RENAISSANCE CLUB, INC., a Michigan
         corporation
STANDARD CLUB MANAGEMENT, INC., a Michigan
         corporation
RICHARDSON COUNTRY CLUB CORP., a Texas
         corporation
RIVER CREEK COUNTRY CLUB, INC., a Virginia
         corporation
RIVERS CLUB, INC., a Pennsylvania
         corporation
SABAL TRACE CORP., a Florida corporation
SAN FRANCISCO TENNIS CLUB, INC., a California
         corporation
THE SAN JOSE CLUB, INC., a California
         corporation
SAN JOSE RENAISSANCE CLUB, INC., a
         California corporation
SHADOW RIDGE GOLF CLUB, INC., a California
         corporation
SHADY VALLEY MANAGEMENT CORP., a
         Texas corporation
SHOREBY CLUB MANAGEMENT, INC., an Ohio
         corporation
SILVER LAKE MANAGEMENT CORP., an Ohio
         corporation
SKYLINE CLUB, INC., an Indiana
         corporation
SNEE FARM COUNTRY CLUB, INC., a South
         Carolina corporation
SOCIETY MANAGEMENT, INC., a Nevada
         corporation
SOUTHERN TRACE COUNTRY CLUB OF
         SHREVEPORT, INC., a Louisiana corporation
SPR ENERGY CORPORATION, a Texas corporation

SPRING VALLEY LAKE COUNTRY CLUB INC.,
         a California corporation
STONEBRIAR CLUB, INC., a Texas corporation
STONEBRIAR MANAGEMENT CORP., a Texas
         corporation
STONEHENGE CLUB, INC., a Virginia corporation
SUMMIT CLUB, INC., an Ohio corporation
SUMMIT CLUB, INC., an Alabama corporation
SYMPHONY TOWERS CLUB, INC., a California
         corporation
TAMPA PALMS CLUB, INC., a Florida corporation
TEAL BEND GOLF CLUB, INC., a California
         corporation
TIMARRON GOLF CLUB, INC., a Texas corporation
TOWER CITY CLUB OF VIRGINIA, INC., a
         Virginia corporation
TOWER CLUB OF DALLAS, INC., a Texas corporation
TOWER CLUB, INC., a North Carolina corporation
TOWER CLUB, INC., a Florida corporation
TOWN POINT CLUB, INC., a Virginia corporation
TRADITION GOLF CLUB, INC., a Texas corporation
TREESDALE COUNTRY CLUB, INC., a Pennsylvania corporation
TURKEY CREEK. GOLF CLUB, INC., a California corporation
UNC ALUMNI CLUB MANAGEMENT, INC., a
         North Carolina corporation
UNIVERSITY CLUB MANAGEMENT COMPANY,
         INC., a Florida corporation
UNIVERSITY CLUB OF HOUSTON, INC., a
         Texas corporation
UNIVERSITY CLUB OF WEST PALM BEACH, INC.,
         a Florida corporation
UNIVERSITY CLUB, INC., a Mississippi corporation
UNIVERSITY CLUB, INC., a Florida corporation
WALNUT CREEK MANAGEMENT CORP., a
         Texas corporation
WESTLAKE CITY CLUB, INC., a Texas corporation
WILDFLOWER COUNTRY CLUB, INC., a Texas
         corporation
WILLOW CREEK MANAGEMENT, INC., a Texas corporation
WOODSIDE PLANTATION COUNTRY CLUB, INC., a
         South Carolina corporation
ABILENE CLUB MANAGEMENT CORP., a Texas corporation

ACI OF LATIN AMERICA, INC., a Delaware
         corporation
AKRON CLUB MANAGEMENT CORP., an
         Ohio corporation
ARLINGTON CITY CLUB, INC., a Texas corporation
ATLANTA CITY CLUB, INC., a Georgia corporation
ATRIUM CLUB, INC., a New York corporation
BALLENISLES COUNTRY CLUB MANAGEMENT, INC.,
         a Florida corporation
BENTWOOD MANAGEMENT CORP., a Texas corporation
BRAE-BURN CLUB MANAGEMENT, INC., a Texas
         corporation
CANE RUN CLUB, INC., an Ohio corporation
CANE RUN MANAGEMENT, INC., an Ohio
         corporation
THE CAPITOL CLUB, INC., a California corporation
CASCADE ATHLETIC CLUB, INC., an Ohio corporation
CCC HOLDING, INC., a South Carolina corporation
CCT, INC., a Nevada corporation
CENTURY I MANAGEMENT, INC., a Texas corporation
CENTURY IT CLUB MANAGEMENT, INC., a Texas corporation
CHAPARRAL CLUB MANAGEMENT, INC., a Texas corporation
CIPANGO MANAGEMENT CORPORATION, a Texas corporation
CITY CLUB OF ROCKFORD, INC., an Illinois corporation
CITY CLUB OF SAN ANTONIO MGMT., INC., a Texas corporation
CLAYTON CLUB MANAGEMENT CORP., a Missouri corporation
CLEAR CREEK MANAGEMENT CORP., a Texas corporation
CLEAR LAKE GOLF CLUB, INC., a Texas corporation
CLUB METROPOLITAN OF AUSTIN, INC., a
         Texas corporation
COOKS CREEK MANAGEMENT CORP., a Ohio corporation
DALLAS HOSPITALITY SERVICES, INC., a
         Texas corporation
DEAN HILL MANAGEMENT CORP., a Tennessee corporation
DTC MANAGEMENT CORP., a Pennsylvania corporation
DUMFRIES CLUB, INC., a Virginia corporation

EAGLE CREST MANAGEMENT CORP., a California
         corporation
ERROL ESTATE MGMT., INC., a Florida corporation
FOREST OAKS COUNTRY CLUB, INC., a Texas
         corporation
GOLF CONCEPT, INC., a Nevada corporation
HEATHROW MANAGEMENT CORP., a Florida
         corporation
HERITAGE CLUB, INC., a Texas corporation
HIDEAWAY MANAGEMENT CORP., a Florida
         corporation
JEFFERSON CLUB MANAGEMENT CORP., a
         Virginia corporation
KENDALL GOLF MANAGEMENT, INC., a
         Florida corporation
LACITA MANAGEMENT CORPORATION, a
         Florida corporation
LAKE COUNTRY ESTATES COUNTRY CLUB,
         INC., a Texas corporation
LAKE NONA CLUB MANAGEMENT, INC., a
         Florida corporation
LAKES CLUB, INC., a Washington corporation
LANCERS CLUB, INC., a Texas corporation
LANDMARK CLUB AT PARK CENTRAL, INC.,
         a Texas corporation
LOS GATOS TENNIS, INC., a California corporation
LAKEVIEW CLUB, INC., a California corporation
MANAGEMENT COMPANY FOR HAMMOCK
         CREEK, INC., a Florida corporation
MANAGEMENT COMPANY FOR THE HARTFORD
         CLUB, INC., a Connecticut corporation
THE MANAGER FOR WESTWOOD COUNTRY CLUB,
         INC., a Texas corporation
MARINA CLUB MANAGEMENT, INC., a California
         corporation
MATTHEWS GOLF CLUB MANAGEMENT CORP.,
         a North Carolina corporation
MCC MANAGEMENT CORP., a California corporation
METROPOLITAN CLUB MANAGEMENT CORP.,
         an Iowa corporation
MIDLAND PLAZA CLUB, INC., a Texas corporation
MONROE STREET CITY CLUB, INC., an Illinois
         corporation
MOUNTAIN SPA CLUB MANAGEMENT INC.,
         a Nevada corporation

MOUNTAINSIDE CLUB CORPORATION, an
         Iowa corporation
MOUNTAINTOP CLUB MANAGEMENT, INC., an
         Alabama corporation
NEWPORT NEWS CLUB, INC., a Virginia corporation
NORTH HILLS MANAGEMENT CO., an Arkansas
         corporation
NORTHSHORE MANAGEMENT CORP., a Texas
         corporation
OAKMEADOW MANAGEMENT CORPORATION,
         an Indiana corporation
PARK AVENUE CLUB MANAGEMENT, INC., a
         New Jersey corporation
PHARAOHS MANAGEMENT CORP., a Texas
         corporation
PICKAWAY REAL ESTATE, INC., an Ohio corporation
PINERY COUNTRY CLUB, INC., a Colorado
         corporation
PINEWOOD MANAGEMENT CORP., a Texas
         corporation
PINNACLE CLUB SERVICES, INC., a Texas
         corporation
PINNACLE CLUB, INC., a Texas corporation
PLAZA ATHLETIC CLUB, INC., a Texas corporation
PLAZA CLUB OF BRYAN, INC., a Texas corporation
PLAZA CLUB OF PHOENIX, INC., an Arizona corporation
PLAZA CLUB OF TUCSON, INC., an Arizona
         corporation
PLAZA CLUB OF TYLER, INC., a Texas corporation
PRE 1-7.00 OPERATOR OF DIAMOND BAR
         MANAGEMENT CORP, a California corporation
PRE 10-13.00 OPERATOR OF WILLOWBEND
         DEVELOPMENT CORPORATION OF
         WICHITA, a Kansas corporation
PRE 2-1-95 OPERATOR COMPANY OF LANDMARK
         ATHLETIC CLUB, a Connecticut corporation
PRE 6-1-96 OPERATOR OF THE MANAGER FOR
         TOWER RIDGE COUNTRY CLUB, INC., a
         Connecticut corporation
PRE 7-4-96 OPERATOR OF RODNEY SQUARE CLUB,
         INC., a Delaware corporation

PRE 12-31-98 MANAGEMENT COMPANY FOR
         TREYBURN COUNTRY CLUB MANAGEMENT
         CORPORATION, a North Carolina corporation
PRE 12-21-99 OPERATOR OF THE MISSION DORADO
         COUNTRY CLUB, INC., a Texas corporation
PRE 12-23-99 OWNER LAFAYETTE CLUB, INC.
         (formerly Lafayette Club, Inc.), a Kentucky corporation PRE 12/26/96 MANAGEMENT CORP. FOR COLUMBIA
         LAKES, a Texas corporation
PRE 12/30/98 OPERATOR OF HALLIFAX CLUB, INC.
         (f/k/a Halifax Club, Inc.), a Florida corporation
PRE 5-3-00 OPERATOR OF THE WALDEN CLUB, INC.
         (f/k/a Walden Club, Inc.), a Tennessee corporation
PRE 8-24-00 OPERATOR OF PEBBLE CREEK COUNTRY
         CLUB OF GREENVILLE, INC., a South Carolina corporation
PRE 2-28-01 OPERATOR OF MEADOW CLUB, INC.
         (f/k/a Meadow Club, Inc.), an Illinois corporation
PRE 3-16-01 OPERATOR OF BELLE TERRE
         MANAGEMENT CORP., a Louisiana corporation
PRE 5-18-01 OPERATOR OF ORANGE PARK
         COUNTRY CLUB, INC., a Florida corporation
PRE 5-31-01 OPERATOR OF INVERRARY COUNTRY
         CLUB, INC., a Florida corporation
PREMIER ATHLETIC CLUB, INC., a Louisiana corporation
PRIVATE CLUB SERVICES, INC., a Florida corporation
PARK AVENUE CLUB, INC., a New York corporation
PROVIDENCE MANAGEMENT INC., a North Carolina
         corporation
QUAIL VALLEY WORLD OF CLUBS, INC., a Texas
         corporation
RAINTREE COUNTRY CLUB, INC., a North Carolina
         corporation
RANCHLAND MANAGEMENT CORP., a Texas corporation
REGENCY CLUB, INC., a Texas corporation
RELAY HOUSE CORPORATION, an Alabama corporation
RENAISSANCE CLUB, INC., an Arizona corporation
RIVER CLUB, INC., an Illinois corporation
RIVER NORTH MANAGEMENT CORP., a Georgia
         corporation
RMPC MANAGEMENT CORPORATION, a Utah
         corporation
ROLLING HILLS MANAGEMENT CORPORATION,
         an Alabama corporation
ROYAL DRIVE COUNTRY CLUB, INC., a California corporation

SAN ANGELO HERITAGE CLUB INC., a Texas
         corporation
SATICOY MANAGEMENT, INC., a California
         corporation
SCOTTY'S MANAGEMENT CORP., a Texas corporation
SHENANDOAH MANAGEMENT CORP., a Louisiana
         corporation
SILVER SPRINGS SHORES COUNTRY CLUB
         CORP., a Florida corporation
SKYLINE CLUB, INC., a Michigan corporation
SOUTH SHORE MANAGEMENT CORP., a Texas
         corporation
SURREY HILLS MANAGEMENT CORP., an Oklahoma
         corporation
SWEETWATER COUNTRY CLUB, INC., a Florida
         corporation
TAMPA CLUB MANAGEMENT, INC., a Florida
         corporation
TOP SEED MANAGEMENT CORP., an Arizona
         corporation
TOPS'L CLUB, INC., a Florida corporation
TREASURE ISLAND TENNIS & YACHT CLUB,
         INC., a Florida corporation
TWO THOUSAND ONE BRYAN TOWER CLUB,
         INC., a Texas corporation
UNIVERSITY CLUB OF DALLAS, INC., a Texas
         corporation
VITA CENTER MANAGEMENT CORP., a Texas
         corporation
WESTBURY MANAGEMENT CORP., an Oklahoma
         corporation



By: /s/ JOHN M. MASSEY, III
   ---------------------------
   John M. Massey, III
   Vice President

THE PINEHURST COMPANY (f/k/a ClubCorp Resorts,
         Inc. & ClubCorp Realty, Inc.), a Delaware corporation
BARTON CREEK RESORT & CLUBS, INC., a
         Texas corporation
CCR PROJECT DEVELOPMENT, INC., a North
         Carolina corporation

CITY WAREHOUSE CORP., a Texas corporation
CLUBCORP REALTY EAST, INC., a North Carolina
         corporation
CONCORD REALTY, INC., a Texas corporation
CLUBCORP REALTY HOLDINGS, INC., a Texas
         corporation
CLUBCORP REALTY SOUTHWEST, INC., a
         Texas corporation
CLUBCORP REALTY HILTON HEAD, INC., a
         South Carolina corporation
CLUBCORP REALTY HOMESTEAD, INC., a
         Virginia corporation
CLUB ISLAND REALTY CORP., a South Carolina corporation
BLOODY POINT ASSET CORP, a South Carolina corporation
MELROSE LANDING CORPORATION, a South Carolina corporation
HILTON HEAD PLANTATION ASSET CORP., a
         South Carolina corporation
MELROSE ASSET CORP., a South Carolina corporation
MELROSE UTILITY COMPANY, INC., a South
         Carolina corporation
CSRESORT MANAGEMENT, INC., a Texas corporation
CLUB RESORTS, INC., a Nevada corporation
COUNTRY CLUB OF PINEWILD MANAGEMENT,
         INC., a North Carolina corporation
HOMESTEAD SPRING WATER COMPANY, INC., a
         Virginia corporation
MANAGEMENT COMPANY FOR HOMESTEAD,
         INC., a Virginia corporation
OPERATIONS COMPANY FOR HOMESTEAD, INC.,
         a Virginia corporation
CONSTRUCTION COMPANY OF PINEHURST, INC.,
         a North Carolina corporation
DAUFUSKIE CLUB, INC., a South Carolina
         corporation
ROSE MIX, INC., a South Carolina corporation
DLGA GOLF ACADEMY, INC., a Florida corporation
ERROL LAND DEVELOPMENT COMPANY, a
         Florida corporation
GFO PARTNER, INC., a Michigan
         corporation
GP OWNERS CLUB AT ASPEN GLEN, INC.,
         a Colorado corporation

LEGAV COMMERCIAL PROPERTY CORPORATION,
         a California corporation
LEGAV HOTEL CORPORATION, a California
         corporation
MASTER CLUB, INC., a Nevada corporation
MH VILLAS, INC., a California corporation
NORTHERN MICHIGAN FINANCIAL CORPORATION,
         a Michigan corporation
OWNERS CLUB ASSET COMPANY, a Delaware
         corporation
OWNERS CLUB AT HILTON HEAD PROPERTY
         MANAGEMENT, INC., a South Carolina corporation
PCC REALTY CORP., a North Carolina corporation
PINEHURST ACQUISITION CORP., a North Carolina
         corporation
PINEHURST, INC., a North Carolina corporation
PINEHURST CHAMPIONSHIP MANAGEMENT, INC.,
         a North Carolina corporation
PINEHURST COUNTRY CLUB, INC., a North Carolina
         corporation
PINEHURST HOTEL, INC., a North Carolina
         corporation
PINEHURST REALTY CORP., a Nevada corporation
PINEHURST NO. VII, INC., a North Carolina
         corporation
PINEWILD MANAGEMENT, INC., a Virginia
         corporation
QUAIL HOLLOW DEVELOPMENT, INC., an
         Ohio corporation
SHANGRI-LA DEVELOPMENT CORP., an
         Oklahoma corporation
SHANGRI-LA MANAGEMENT CORP., an Oklahoma
         corporation
SHANGRI-LA COUNTRY CLUB, INC., an Oklahoma
         corporation
THE OWNERS CLUB HOLDING II, INC., a
         Delaware corporation
THE OWNERS CLUB, INC. (f/k/a The Owners Club
         Holding, Inc.), a Delaware corporation
OWNERS CLUB TELLURIDE REALTY, INC.,
         a Colorado corporation
OWNERS CLUB AT TELLURIDE, INC., a
         Colorado corporation
THE MANAGER OF THE OWNERS CLUB, INC.,
         a South Carolina corporation

THE OWNERS CLUB AT THE HOMESTEAD,
         INC., a Delaware corporation



By: /s/ JOHN M. MASSEY, III
   -------------------------
    John M. Massey, III
    Vice President



CLUBCORP INTERNATIONAL, INC., a Nevada
         corporation
CLUBCORP INTERNATIONAL RESOURCE COMPANY, a Nevada
         corporation
CLUB CORPORATION OF EUROPE, INC.,
         a Nevada corporation
CLUBCORP-ASIA, a Nevada corporation
CLUBCORP ASIA INVESTMENT, INC., a
         Nevada corporation
CLUBCORP MEXICO, a Nevada corporation
CLUBCORP PANAMA, INC., a Nevada
         corporation



By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President


ASSOCIATE CLUBS INTERNATIONAL, INC.,
         a Nevada corporation
CLUBCORP PUBLICATIONS, INC., a Nevada
         corporation
CLUBCORP FINANCIAL MANAGEMENT
         COMPANY, a Nevada corporation



By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President

FIRST FEDERAL FINANCIAL CORPORATION,
         a Texas corporation
FRANKLIN FEDERAL BANCORP F.S.B., a
         Nevada corporation
GRANITE BAY MANAGEMENT, INC., a
         California corporation
BENBROOK BEVERAGE CORPORATION, a
         Texas corporation
CLUB AT DAUFUSKIE, a South Carolina
         corporation
CLUB AT GREENVILLE, INC., a South Carolina
         corporation
CLUB AT PEBBLE CREEK, a South Carolina
         corporation
CLUB AT SNEE FARM, a South Carolina
         corporation
LE CLUB, INC., a South Carolina
         corporation
THE CLUB AT WOODSIDE PLANTATION, a
         South Carolina corporation
THE CLUB AT HARBOUR, a
         South Carolina corporation
THE CLUB AT COLUMBIA CAPITAL, a South
         Carolina corporation
THE TOM CAT CLUB, a Arkansas corporation





By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President

APPLE MOUNTAIN GOLF CLUB, LLC, a
         Delaware limited liability company
EMPIRE RANCH, LLC, a Delaware limited
         liability company


By: CLUBCORP USA, INC., its sole member


By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President


FLORIDA DEVELOPMENT OF GAINESVILLE,
L.L.C., a Florida limited liability company


By: Club Corp USA, Inc., its managing member


By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President

HOMESTEAD, L.C., a Virginia limited liability company




By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President




CANYON SPRINGS GENERAL, L.L.C., a
       Delaware limited liability company
TCRI LIMITED, LLC, a Delaware limited
       liability company

By:    THE PINEHURST COMPANY, f/k/a
       ClubCorp Resorts, Inc., its sole member


By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President



THE OWNERS CLUB OF SOUTH CAROLINA,
       L.L.C., a South Carolina limited liability company

By:    Owners Club Asset Company, it,
       managing member


By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President

THE OWNERS CLUB AT BARTON CREEK, L.P.,
       a Texas Limited Partnership


By:    The Owners Club Holding II, Inc., its
       general partner


By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President



THE OWNERS CLUB AT HILTON HEAD, L.P.,
       a South Carolina limited partnership

 By:   The Manager of The Owners Club, Inc.,
       its general partner




By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President



THE OWNERS CLUB AT THE HOMESTEAD, L.P.,
       a Virginia limited partnership

By:    The Owners Club at The Homestead, Inc.,
       its general partner




By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President

FFFC GOLF ACQUISITIONS, L.L.C., a Delaware limited liability company

By:    First Federal Financial Corporation



By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President





CLUBCORP GEN PAR OF TEXAS, L.L.C., a
       Delaware limited liability company
CLUBCORP GOLF OF CALIFORNIA, L.L.C., a
       Delaware limited liability company
CLUBCORP GOLF OF FLORIDA, L.L.C., a
       Delaware limited liability company
CLUBCORP GOLF OF MISSOURI, L.L.C., a
       Delaware limited liability company
CLUBCORP GOLF OF NORTH CAROLINA, L.L.C.,
       a Delaware limited liability company
CLUBCORP GOLF OF OKLAHOMA, L.L.C., an
       Oklahoma limited liability company
GOLF MANAGEMENT COMPANY OF LOUISIANA,
       L.L.C., a Delaware limited liability company
PIEDMONT GOLFERS' CLUB, L.L.C., a South
       Carolina limited liability company

By:    FFFC Golf Acquisitions, L.L.C., managing
       member of each


       By:    First Federal Financial Corporation


By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President

CLUBCORP GOLF OF TEXAS, L.P., a Texas
         limited partnership
CLUBCORP GOLF OF GEORGIA, L.P., a
         Georgia limited partnership

By:    ClubCorp Glen Par of Texas, LLC, the
       general partner for each

       By;    First Federal Financial Corporation, its
                      sole member



By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President


CAPITAL CLUB COMPANY, LTD., a China
         corporation




By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President



BC RESORT, LP., a Texas General Partnership

By:    Barton Creek Resort & Clubs, Inc., its
       general partner



By: /s/ JOHN M. MASSEY, III
   --------------------------
    John M. Massey, III
    Vice President

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE

To: Bank of America, N.A., as Administrative Agent

From: ClubCorp, Inc.

Date: ________________

Re:    First  Amended and  Restated  Credit  Agreement,  dated as of
       September 24, 1999 (as amended, "Credit Agreement") among ClubCorp, Inc., certain Lenders, and Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, Bank One, Texas, N.A., as Documentation Agent, First Union National Bank, as a Managing Agent, and Credit Lyonnais, New York Branch, as a Managing Agent.


       This Compliance Certificate is delivered pursuant to Section 6.3 of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. For purposes hereof, section references herein relate to sections of the Credit Agreement, and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

       1. Covenant Calculations. [To be completed quarterly]. Demonstration of compliance with certain covenants contained in Article 7 of the Credit Agreement for the period ended ______________.

 A. Leverage Ratio

       1.     Total Debt, determined for the Borrower and its Subsidiaries on a consolidated basis

              a.     Indebtedness for borrowed money                            $__________

              b.     Obligations evidenced by bonds, debentures, notes or       $__________
                     other similar instruments

              c.     Obligations to pay the deferred purchase price of          $__________
                     property or services other than trade payables incurred
                     in the ordinary course of business

              d.     Capitalized Lease Obligations                              $__________

              e.     Obligations in respect of Redeemable Stock (excluding      $__________
                     Redemption Obligation)

              f.     Total Debt [(a) + (b) + (c) + (d) + (e)]                                      $_________

 2. EBITDA for the four consecutive Fiscal Quarters ending on the date of calculation, calculated on a consolidated basis for the Borrower and its Subsidiaries (for purposes of calculation of the Leverage Ratio only, with respect to assets not owned at all times during the four Fiscal
       Quarters immediately preceding the date of calculation of EBITDA, there shall be (i) included in EBITDA the proforma EBITDA (but calculated to exclude any increase in EBITDA which would be the result of any expenses that the Borrower projects to be eliminated by such proposed acquisition) of any assets acquired during any such four Fiscal Quarters and (ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such four Fiscal Quarters)

       a.     Pretax Net Income (excluding therefrom, to the extent                    $__________
              included in determining Pretax Net Income, (i) any
              items of extraordinary gain, including net gains on the
              sale of assets other than asset sales in the ordinary
              course of business, and (ii) equity in joint venture net
              income, and adding thereto, to the extent included in
              determining Pretax Net Income, any items of
              extraordinary loss, including net losses on the sale of
              assets other than asset sales in the ordinary course of
              business)

       b.     Depreciation                                                             $__________

       c.     Amortization                                                             $__________

       d.     Interest expense (including but not limited to interest                  $__________
              expense pursuant to Capitalized Lease Obligations)

       e.     Non-recurring non-cash charges, to the extent included                   $__________
              in determining Pretax Net Income

       f.     Non-recurring credits, to the extent included in                         $__________
              determining Pretax Net Income

       g.     Cash distributions from Person whose financial results                   $__________
              are not consolidated with Borrower

       h.     Without duplication, non-cash equity compensation to                     $__________
              officers and directors pursuant to a non-cash equity
              compensation plan, if implemented

       i.     EBITDA [(a) + (b)+ (c) + (d) + (e)-- (f) + (g) + (h)]                                     $__________

3.     Leverage Ratio [(1) to (2)]                                                                      _____ to 1

B.     Section 7.1 (i) Other Unsecured Indebtedness

       1.     Maximum in aggregate principal amount outstanding at any time                        $________

              a.     Prior to the Qualifying Date -- $30,000,000

              b.     On and after the Qualifying Date -- $50,000,000

       2.     Actual                                                                               $________

       3.     Difference [(a)-(2)]                                                                 $________

C.     Section 7.2 Permitted Secured Indebtedness

       1.     Maximum aggregate amount -- 10% of Net Tangible Assets                               $________

       2.     Actual amount of Secured Indebtedness (excluding Indebtedness                        $________
              under Loan Documents)

       3.     Difference [(1)-(2)]                                                                 $________

D.     Sections 7.4(f), 7.4(g), and 7.8(i) Investments in Non-Guarantors,
       Other Investments, and Acquisition of Non-Guarantors (calculated cumulative from Agreement Date)

       1.     Maximum in aggregate amount for Investments in Non-
              Guarantors, Other Investments, and Acquisition of Non-
              Guarantors -- 10% of Total Capitalization

              a. Total Capitalization, calculated for the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP

                     (1) Net Worth                                              $________

                     (2) Redemption value of common Capital Stock of            $________
                         the Borrower and its Subsidiaries

                     (3) Total Debt (from A.1.f. above)                         $________

                     (4) Total Capitalization [(1) + (2) + (3)]                 $________

              b.     Maximum -- 10% of Total Capitalization                                        $________

       2.     Actual

              a.     Investments in Non-Guarantors, but excluding Investments in         $_________
                     Non-Guarantors which are not obligated to third Persons in respect of any Indebtedness (calculated on the initial
                     investment amount but adjusted to take into account any
                     proceeds received by the Borrower or any other Obligor on a liquidation or repayment of any such Investments)

              b.     Investments after the Agreement Date not otherwise                  $_________
                     permitted pursuant to clauses (a) through (e) of
                     Section 7.4, but excluding Investments in joint ventures
                     which are not obligated to third Persons in respect of any
                     Indebtedness and which are obligated to distribute all cash available to be distributed to their equity owners
                     (calculated on the initial investment amount but adjusted
                     to take into account any proceeds received by the Borrower or any other Obligor on a liquidation or repayment of any
                     such Investments)

              c.     Aggregate Acquisition  Consideration  (excluding
                     Acquisition Consideration in respect of Subsidiaries which are not obligated to third Persons in respect of any Indebtedness) for all Non-Guarantors

              d.     Total [(a) + (b) + (c)]                                                          $__________

       3.     Difference [(1)-(2)]                                                                    $__________

E.     Section 7.6(d) Guaranties of Indebtedness of Persons other than the
       Borrower and its Subsidiaries

       1.     Maximum in aggregate principal amount at any time-- 15% of                              $__________
              Net Worth

       2.     Actual                                                                                  $__________

       3.     Difference [(1)-(2)]                                                                    $__________

F.     Section 7.7 Sales of Assets

       1.     Prior to Qualifying Date

              a.     Net Cash Proceeds of assets sold during Reporting Period                         $__________
                     (other than as permitted pursuant to Sections 7.7(a)(i),
                     (ii), (iii) and (iv)) during Fiscal Year including
                     Reporting Period

              b.     Maximum permitted to be sold during any Fiscal Year
                     after Fiscal Year 2002 without only 25% of such Net
                     Cash Proceeds applied as required by Section 2.5(b)(ii)                          $25,000,000


              c.     Difference [(a)-(b)]                                                             $__________

       2.     On and after Qualifying Date

              a.     Fair market value of assets sold during Reporting                                  $________
                     Period (other than as permitted pursuant to
                     Sections 7.7(b)(i),  (ii) and (iii) during Fiscal Year
                     including Reporting Period
              b.     Maximum -- 10% of Net Tangible Assets as of the end                                $________
                     of the immediately preceding Fiscal Year

              c.     Difference [(b)-(a)]                                                               $________

G.     Section 7.8(i) Acquisitions

       1.

              a.     Maximum Acquisition Consideration for any                                          $________
                     Acquisition - $10,000,000 (or $25,000,000, if at the
                     time of such Acquisition, (y) the Administrative Agent
                     shall have received from the Borrower a pro forma
                     Compliance Certificate indicating that after giving
                     effect to such Acquisition the Leverage Ratio will be
                     less than or equal to 4.00 to 1 and (z) the Leverage
                     Ratio required to be maintained pursuant to Section
                     7.12 is no greater than 4.00 to 1) plus aggregate Net
                     Cash Proceeds from issuance of Capital Stock during
                     365-day period beginning on and after the Agreement
                     Date and ending on date of Acquisition

              b.     Actual                                                                             $________

              c.     Difference [(a)-(b)]                                                               $________

       2.

              a.     Maximum Aggregate Consideration for Acquisitions                                   $________
                     during each period of four consecutive Fiscal Quarters -
                     $25,000,000 (or $75,000,000, if at the time of such
                     Acquisition, (y) the Administrative Agent shall have
                     received from the Borrower a pro forma Compliance
                     Certificate indicating that after giving effect to such
                     Acquisition the Leverage Ratio will be less than or
                     equal to 400 to 1 and (z) the Leverage Ratio required to be maintained pursuant to Section 7.12 is no greater than 4.00 to 1) plus the aggregate Net Cash Proceeds from issuance of
                     Capital Stock during the 365-day period ending on the date of any Acquisition

              b.     Actual                                                                             $________

              c.     Difference [(a)-(b)]                                                               $________

H.     Section 7.9 Restricted Payments

       1.     Maximum Dividends payable by Borrower during any Fiscal
              Year - $7,500,000

       2.     Actual                                                                                    $______

       3.     Difference [(1)-(2)]                                                                      $______

I.     Section 7.12 Maximum Leverage Ratio

       1.

              a.     Maximum at the end of any Fiscal Quarter from and                                  5.50 to 1
                     including the first Fiscal Quarter of Fiscal Year 2002
                     through and including the third Fiscal Quarter of Fiscal
                     Year 2002

              b.     Maximum at the end of the fourth Fiscal Quarter of                                 4.50 to 1
                     Fiscal Year 2002 through and including the third
                     Fiscal Quarter of Fiscal Year 2003

              c.     Maximum at the end of the fourth Fiscal Quarter of                                 4.00 to 1
                     Fiscal Year 2003

              d.     Maximum at the end of each Fiscal Quarter thereafter                               3.75 to 1

       2.     Actual (from A.3. above)                                                                  ___ to 1

J.     Section 7.13 Minimum Fixed Charge Coverage Ratio

       1.

              a.     Minimum at end of any Fiscal Quarter from and                                      0.90 to 1
                     including the first Fiscal Quarter of Fiscal Year 2002
                     through and including the third Fiscal Quarter of Fiscal
                     Year 2002

              b.     Minimum at the end of any Fiscal Quarter thereafter                                1.00 to 1

       2.     Actual, as of the last day of each Fiscal Quarter

              a.     EBITDAR, for the immediately preceding four Fiscal Quarters

                     (1)     EBITDA                                                    $______

                             (a)   Pretax Net Income (excluding therefrom, to          $______
                                   the extent included in determining Pretax Net
                                   Income, (i) any items of extraordinary gain,
                                   including net gains on the sale of assets other
                                   than asset sales in the ordinary course of
                                   business, and (ii) equity in joint venture net
                                   income, and adding thereto, to the extent
                                   included in determining Pretax Net Income, any
                                   items of extraordinary loss,

               including net losses on the sale of assets other than asset sales in the ordinary course of business)


          (b)  Depreciation                                $
                                                            ------

          (c)  Amortization                                $
                                                            ------

          (d)  Interest expense (including but not         $
               limited to interest expense pursuant to      ------
               Capitalized Lease Obligations)


          (e)  Non-recurring non-cash charges, to the      $
               extent included in determining Pretax        ------
               Net Income

          (f)  Non-recurring credits, to the extent        $
               included in determining Pretax Net           ------
               Income

          (g)  Cash distributions from Persons whose       $
               financial results are not consolidated       ------
               with Borrower

          (h)  Without duplication, non-cash equity        $
               compensation to officers and directors       ------
               pursuant to a non-equity compensation
               plan, if implemented

          (i)  EBITDA [(a)+(b)+(c)+(e)-(f)                            $
               +(g)+(h)]                                               ------

     (2)  Lease expense pursuant to Operating Leases      $
                                                            ------

     (3)  EBITDAR [(1)+(2)]                                           $
                                                                       ------

b. Maintenance Capital Expenditures, for the immediately preceding four Fiscal Quarters

     (1)  Gross revenue of the Borrower and its            $
          Subsidiaries, on a consolidated basis,            ------
          determined in accordance with GAAP,
          calculated for the four consecutive Fiscal
          Quarters ending on the date of determination

     (2)  Maintenance Capital Expenditures - 5% of b.(1)              $
                                                                       ------

     c. Fixed Charges for the immediately preceding four Fiscal Quarters, calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP

     (1) Interest expense (including but not limited to    $
     interest expense pursuant to Capitalized Lease         ------
     Obligations, but not including amortization of discount on Membership Deposits and amortization of discounts on Indebtedness)

          (2)  Lease expense under Operating Leases           $
                                                               -------

          (3)  All scheduled principal payments of Total Debt  $
                                                               -------

          (4)  Fixed Charges [(1)+(2)+(3)]                               $
                                                                          ------

     d.   Fixed Charge Coverage Ratio {[(a)-(b)] to (c)}                    to 1
                                                                         ---

K.   Section 7.14 Minimum Tangible Net Worth

1. Minimum

     a.   90% of Tangible Net Worth at December 26, 2001      $
                                                               -------

     b.   50% of cumulative Net Income for the period from,   $
          but not including, December 25, 2001 through the     -------
          date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion of a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number)

     c.   100% of the tangible net worth of any Person that   $
          become a Subsidiary of the Borrower or is merged     -------
          into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor is paid in equity securities of the Borrower or any Subsidiary of the Borrower or pursuant to the conversion or exchange of any convertible subordinated debt or redeemable preferred stock into Capital Stock of the Borrower or any of its Subsidiaries

     d.   75% of the Net Proceeds (but without duplication)   $
          of any offerings of Capital Stock of the Borrower    ------
          or any of its Subsidiaries

     e.   100% of any reclassification of redemption value of $
          common Capital Stock to Net Worth                    ------

     f.   Minimum [a + b + c + d + e]                                    $
                                                                          ------
2. Actual

     a.   Net Worth                                           $
                                                               ------
     b.   The sum of the following (without duplication in    $
          respect of items already deducted in arriving at     ------
          Net Worth): the book value of all assets which would be treated as intangible assets under GAAP, including, without limitation, goodwill, trademarks, copyrights, patents, organizational expense and
               experimental expense, deferred assets,
               unamortized debt discount and expense, any write-up in the book value of assets resulting from the revaluation thereof subsequent to December 29, 1998

          c.   Tangible Net Worth [a-b]                             $
                                                                     -----------
     3.   Difference [(2)-(1)]                                      $
                                                                     -----------
L. Section 7.19 Non-Guarantors

     1. Maximum EBITDA for all Non-Guarantors during any period of four consecutive Fiscal Quarters

          a.   EBITDA (from J.2.a(1) above)                $
                                                            ------
          b.   Maximum - 15% of EBITDA                              $
                                                                     -----------
     2.   Actual EBITDA for all Non-Guarantors                      $
                                                                     -----------
     3.   Difference [(1)-(2)]                                      $
                                                                     -----------
     4. Maximum assets of all Non-Guarantors as of the end of any Fiscal Quarter

          a.   Assets of the Borrower and all of its       $
               Subsidiaries                                 ------

          b.   Maximum - 15% of such assets                         $
                                                                     -----------
     5.   Actual assets of all Non-Guarantors                       $
                                                                     -----------
     6.   Difference [(4)-(5)]                                      $
                                                                     -----------
M. Section 7.21 Capital Expenditures

     1.   Maximum in 2002                                           $120,000,000

     2.   Actual for 2002                                           $
                                                                     -----------
     3.   Difference for 2002 [1-2]                                 $
                                                                     -----------
     4. Maximum for 2003, if the Leverage Ratio for the most recently ended Fiscal Quarter as set forth in the Compliance Certificate delivered for such Fiscal Quarter (or a pro forma Compliance
          Certificate as of a certain date) indicates that the Leverage Ratio for such Fiscal Quarter (or such date) was less than or equal to 4.00 to 1 and the leverage Ratio required to be maintained pursuant to Section 7.12 of this Agreement is no greater that 4.00 to 1.00, then

          a.   $80,000,000                              $80,000,000

          b.   100% of Net Proceeds from the issuance of    $
               Capital Stock during such Fiscal Year up to   ------
               an including $75,000,000 in aggregate
               amount,

          c.   50% of Net Proceeds from the issuance of     $
               Capital Stock during such Fiscal year in      ------
               excess of $75,000, 000 in
           aggregate amount,

      d.   100% of Net Proceeds from the disposition         $
           of assets during such Fiscal Year up to           ----------
           and including $25,000,000 in aggregate
           amount,

      e.   50% of net proceeds from the disposition of       $
           assets during such Fiscal year in excess          ----------
           of $25,000,000 in aggregate amount,

      f.   6% of the amount by which consolidated            $
           revenue of the Borrower and its                   ----------
           Subsidiaries for the immediately preceding
           Fiscal Year exceeds the consolidated
           revenue of the Borrower and its Subsidiaries for the Fiscal year immediately preceding such Fiscal Year

      g.   Line 3 (if a positive number)                    $
                                                             ----------
      h.   Maximum for 2003 (a + b + c + d + e +
           f + g)

 5.   Actual for 2003                                                   $
                                                                         -------
 6.   Difference for 2003 [4-5]                                         $
                                                                         -------
 7.   Maximum for 2004:                                                 $
                                                                         -------
      a.   $80,000,000                                      $80,000,000

      b.   100% of Net Proceeds from the issuance of        $
           Capital Stock during such Fiscal Year up to       ----------
           an including $75,000,000 in aggregate
           amount,

      c.   50% of Net Proceeds from the issuance of         $
           Capital Stock during such Fiscal Year in          ----------
           excess of $75,000,000 in aggregate amount,

      d.   100% of Net Proceeds from the disposition        $
           of assets during such Fiscal Year up to           ----------
           and including $25,000,000 in aggregate
           amount,

      e.   50% of Net Proceeds from the disposition of      $
           assets during such Fiscal Year in excess          ----------
           of $25,000,000 in aggregate amount,

      f.   6% of the amount by which consolidated           $
           revenue of the Borrower and its                   ----------
           Subsidiaries for the immediately preceding
           Fiscal Year exceeds the consolidated
           revenue of the Borrower and its
           Subsidiaries for the Fiscal Year
           immediately preceding such Fiscal Year

      g.   Line 6 (if a positive number)                    $
                                                             ----------
      h.   Maximum for 2004 (a + b + c + d + e +                        $
           f + g)                                                        -------

8.   Actual of 2004                                                     $
                                                                         -------

9. Difference for 2004 [7-8]                                            $
                                                                         -------
10 Maximum for 2005:

          a.   $80,000,000                                  $80,000,000

          b.   100% of Net Proceeds from the issuance       $
               of Capital Stock during such Fiscal Year      ----------
               up to an including $75,000,000 in aggregate amount,

          c.   50% of Net Proceeds from the issuance of     $
               Capital Stock during such Fiscal Year in      ----------
               excess of $75,000,000 in aggregate amount,

          d.   100% of Net Proceeds from the disposition    $
               of assets during such Fiscal Year up to and   ----------
               including $25,000,000 in aggregate amount,

          e.   50% of Net Proceeds from the disposition of  $
               assets during such Fiscal Year in excess of   ----------
               $25,000,000 in aggregate amount,

          f.   6% of the amount by which consolidated       $
               revenue of the Borrower and its Subsidiaries ---------- for the immediately preceding Fiscal Year exceeds the consolidated revenue of the Borrower and its Subsidiaries for the Fiscal
               Year immediately preceding such Fiscal Year

          g.   Line 9 (if a positive number)                 $
                                                              ---------
          h.   Maximum for 2005 (a + b + c + d + e + f + g)             $
                                                                         -------
11. Actual for 2005

12. Difference for 2005 [10-11]                                         $
                                                                         -------
13. Maximum for 2006:                                                   $
                                                                         -------
          a.   $80,000,000                                  $ 80,000,000

          b.   100% of Net Proceeds from the issuance       $
               of Capital Stock during such Fiscal Year      -----------
               up to an including $75,000,000 in aggregate amount,

          c.   50% of Net Proceeds from the issuance of     $
               Capital Stock during such Fiscal Year in      -----------
               excess $75,000,000 in aggregate amount,

          d.   100% of Net Proceeds from the disposition    $
               of assets during such Fiscal Year up to       -----------
               and including $25,000,000 in aggregate
               amount,
                                                            $
          e.   50% of Net Proceeds from the disposition      -----------
               of assets during such Fiscal Year in excess of $25,000,000 in aggregate amount,

          f.   6% of the amount by which consolidated       $
               revenue of the                                -----------

               Borrower and its Subsidiaries for the
               immediately preceding Fiscal Year exceeds the consolidated revenue of the Borrower and its Subsidiaries for the Fiscal Year immediately preceding such Fiscal Year

          g.   Line 12 (if a positive number)               $
                                                             -----------
          h.   Maximum for 2006 (a + b + c + d + e + f + g)              $
                                                                          ------
14. Actual for 2006                                                      $
                                                                          ------
15. Difference for 2006 [13-14]                                          $
                                                                          ------
16. Maximum for 2007

          a.   $80,000,000                                  $80,000,000

          b.   100% of Net Proceeds from the issuance of    $
               Capital Stock during such Fiscal Year up to   -----------
               an including $75,000,000 in aggregate
               amount,

          c.   50% of Net Proceeds from the issuance of     $
               Capital Stock during such Fiscal Year in      -----------
               excess of $75,000,000 in aggregate amount,

          d.   100% of Net Proceeds from the disposition of $
               assets during such Fiscal Year up to and      -----------
               including $25,000,000 in aggregate amount,

          e.   50% of Net Proceeds from the disposition of  $
               assets during such Fiscal Year in excess      -----------
               of $25,000,000 in aggregate amount,

          f.   6% of the amount by which consolidated       $
               revenue of the Borrower and its Subsidiaries ----------- for the immediately preceding Fiscal Year exceeds the consolidated revenue of the Borrower and its Subsidiaries for the Fiscal
               Year immediately preceding such Fiscal Year

          g.   Line 15 (if a positive number)               $
                                                             -----------
          h.   Maximum for 2007 (a + b + c + d + e + f + g)              $
                                                                          ------
17. Actual for 2007                                                      $
                                                                          ------
18. Difference for 2007 [16-17]                                          $
                                                                          ------


2. Compliance Certificate. [To be completed quarterly] The undersigned hereby certifies to you as follows:

(a) I am the duly elected qualified and acting chief financial or treasurer [or chief accounting officer] of Borrower.

 (b) I have reviewed the provisions of the Credit Agreement and the other Loan Documents, and a review of the activities of Borrower during the period from______, _______to______, _______(the "Reporting Period") has been made under my supervision with a view toward determining whether, during he Reporting Period, Borrower had kept, observed, performed and fulfilled all its obligations under the Credit Agreement and such other Loan Documents.

(c) the representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Documents, and no Default or Event of Default has occurred or is continuing or is imminent.


This Compliance Certificate is executed and delivered on the ____ day of_________________,______.




CLUBCORP, INC.



                                           By:
                                              -------------------------------
                                              Name:
                                                   --------------------------
                                              Title:
                                                   --------------------------